Reg. Nos. 33-30394/811-5857


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                  [ X ]
       Pre-Effective Amendment No. ____                 [   ]


       Post-Effective Amendment No. 16                  [ X ]


                                     and/or


REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                          [ X ]
       Amendment No. 15


                        (Check appropriate box or boxes.)

                                 CMC Fund Trust
               (Exact Name of Registrant as Specified in Charter)

1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon  97207
(Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600

J. Jerry Inskeep, Jr.
1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
   [ X ]  immediately upon filing pursuant to paragraph (b)
   [   ]  on _______________ pursuant to paragraph (b)
   [   ]  60 days after filing pursuant to paragraph (a)(1)
   [   ]  on _______________ pursuant to paragraph (a)(1)
   [   ]  75 days after filing pursuant to paragraph (a)(2)
   [   ]  on _________________ pursuant to paragraph (a)(2) of Rule 485

If appropriate:
   [   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                        Part A-I

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


                                     [Logo]
                                    Columbia


                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND





     CMC Small Cap Fund and CMC International Stock Fund (each a "Fund" and together the "Funds") are portfolios of CMC Fund Trust. The Small Cap Fund seeks to provide investors with long-term capital appreciation by investing primarily in smaller capitalization companies. The International Stock Fund also seeks to provide investors with long-term capital appreciation, but will do so by investing primarily in international stocks.











     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                December 20, 1999

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary........................................................... 3
     Overview................................................................. 3
     Investment Strategy...................................................... 3
     Risks of Investing in Common Stock....................................... 3
     Information About the Funds.............................................. 4
     CMC Small Cap Fund....................................................... 4
          Goal................................................................ 4
          Strategy............................................................ 4
          Risk Factors........................................................ 4
     CMC International Stock Fund............................................. 5
          Goal................................................................ 5
          Strategy............................................................ 5
          Risk Factors........................................................ 5
     Historical Performance................................................... 6
     Expenses................................................................. 9
     Financial Highlights.....................................................10
Management....................................................................11
Information About Your Investment.............................................12
     Your Account.............................................................12
          Buying Shares.......................................................12
          Selling Shares......................................................13
     Distribution and Taxes...................................................14
          Income and Capital Gains Distributions..............................14
          Tax Effect of Distributions and Transactions........................14
More About the Funds..........................................................15
     Investment Strategy......................................................15
          Small Cap Fund......................................................15
          International Stock Fund............................................16
          Changes to Investment Objective and Temporary Investments...........17
          Portfolio Turnover..................................................17
     Other Risks..............................................................17
          Foreign Securities..................................................17
          Year 2000...........................................................18
          Conversion to Euro..................................................18
For More Information..........................................................19

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

OVERVIEW
--------

          This Prospectus provides important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund begin on the next page. The descriptions provide the following information about each Fund:

          o    GOAL
          o    STRATEGY
          o    RISK FACTORS
          o    HISTORICAL PERFORMANCE
          o    EXPENSES
          o    FINANCIAL HIGHLIGHTS

INVESTMENT STRATEGY
-------------------


          Columbia Management Co., the investment adviser for the Funds ("CMC" or "Adviser"), utilizes a top down analysis to evaluate the macro economic and investment environment. Through this process the Adviser is able to develop broad investment themes that help create a framework for industry and stock selection. Often, themes are selected based on the review and discovery of subtle changes in the environment, which may not be widely recognized by the rest of the investment community. This approach is intended to uncover opportunities that offer long-term financial reward. In building each Fund's portfolio, the Adviser combines this top down approach with intensive bottom up research of individual securities issues. The Small Cap Fund focuses on investment in specialized securities and small capitalization stocks and, therefore, places a greater emphasis on bottom up research. The International Stock Fund, with its emphasis on identifying attractive regions, countries and industries in which to invest, emphasizes top down analysis. Both types of analysis, however, play an integral role in the investment process, and are explained in greater detail under "MORE ABOUT THE FUNDS, INVESTMENT STRATEGY" in this Prospectus.


RISKS OF INVESTING IN COMMON STOCK
----------------------------------

          Because the Funds invest primarily in common stocks, they are subject to the risks associated with stock investing. Although common stocks have historically provided long-term returns that are greater than other types of investments, stock returns have also been volatile over shorter periods of time.

     Consequently, the Funds' portfolios and likewise your investment in the Funds - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Funds.

INFORMATION ABOUT THE FUNDS
---------------------------

                               CMC SMALL CAP FUND

GOAL
----

What is the Fund's Investment Goal?

          The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?


          Under normal market conditions, the Fund invests at least 65 percent of its total asset value in common stocks of companies with market capitalizations of less than 250 percent of the dollar-weighted median market capitalization of the S&P Small Cap 600 index. As of November 30, 1999, under the above definition, companies with a market capitalization of $1.9 billion or less would be considered small cap.


RISK FACTORS
------------

What are the principal risks of investing in the Fund?

          In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in small cap stocks present additional investment risks. This is because small cap companies:


          o May have limited short operating histories, fewer financial resources, and inexperienced management

          o    May be dependent on a small number of products or services

          o May have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in erratic or abrupt price movements

          You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments if any of the above risks occur. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.


          See "MORE ABOUT THE FUNDS" in this Prospectus and the Funds' Statement of Additional Information for more information regarding the Funds' investment strategy and risks.


                          CMC INTERNATIONAL STOCK FUND

GOAL
----

What is the Fund's Investment Goal?

          The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue its goal?


          Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the United States and may invest in companies located anywhere in the world. While the Fund's investments are not limited by market capitalization, the Fund intends to invest at least 75% of its assets in companies with at least $500 million in market cap, which - in foreign markets - is generally considered large and well-established.

RISK FACTORS
------------

          In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in foreign securities present additional investment risks. The risks associated with foreign investing include:

          o Foreign securities may be subject to greater fluctuations in price than domestic securities

          o The price of foreign securities are affected by changes in currency exchange rates

          o    Foreign taxes may reduce a foreign investments effective yield

          o A foreign security may be effected by potential political or economic instability of the country of the issuer, especially in emerging or developing countries

          o Foreign companies are generally not subject to uniform accounting, auditing, and financial reporting standards and have less governmental regulation and oversight than U.S. companies

          o There is generally less public information available about foreign copanies

          o    Foreign securities are generally less liquid than U.S. securities

          You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments if any of the above risks occur. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in your investment. An investment in this Fund should be part of a balanced investment program.


          See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How have the Funds historically performed?

          The bar charts and tables on the following pages illustrate the Funds' annual returns as well as their long term performance. Each bar chart shows how the Funds' performance has varied from year to year. The first table compares the Small Cap Fund's performance over time to that of the Russell 2000 Index, a widely recognized unmanaged index used as a benchmark for small cap stock performance. The second table compares the International Stock Fund's performance to that of the Morgan Stanley Capital Index (MSCI) EAFE, an unmanaged index which reflects the movement of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market. The bar charts and tables assume the reinvestment of dividends and distributions. The Funds' historical performance does not indicate how the Funds will perform in the future.

                                 Small Cap Fund


     Year-By-Year Total Return As Of 12/31 Each Year

     Graphic bar chart depicting "Year-By-Year Total Return as of 12/31 Each Year":

                    Year                Total Return Percentage
                    ----                -----------------------
                    1990                       -11.56%
                    1991                        45.44%
                    1992                        12.31%
                    1993                        16.33%
                    1994                         1.70%
                    1995                        36.39%
                    1996                        21.82%
                    1997                        21.93%
                    1998                        -1.05%

         Best Quarter:               1Q '91          25.69%
         Worst Quarter:              3Q '90         -28.29%
     ----------------------------------------------------------

     Average Annual Total Returns As Of 12/31/98

                                                                     Inception
                                       1 Year         5 Year         (8/30/89)
     --------------------------------------------------------------------------
     CMC Small Cap Fund                -1.05%         15.31%          14.81%
     Russell 2000 Index                -2.55%         11.87%          11.56%

     The Fund's total return for the nine month period ended 9/30/99 was 5.61%.

                            International Stock Fund


     Year-By-Year Total Return As Of 12/31 Each Year

     Graphic bar chart depicting "Year-By-Year Total Return as of 12/31 Each Year":

                   Year                Total Return Percentage
                   ----                -----------------------
                   1995                          5.52%
                   1996                         16.77%
                   1997                         10.18%
                   1998                         12.17%

         Best Quarter:               4Q '98          20.17%
         Worst Quarter:              3Q '98         -18.24%
     ---------------------------------------------------------

     Average Annual Total Returns As Of 12/31/98

                                                                    Inception
                                                     1 Year          (2/1/94)
     ------------------------------------------------------------------------
     CMC International Stock Fund                    12.17%           7.22%
     (MSCI) EAFE Index                               20.33%           7.90%

     The Fund's total return for the nine month period ended 9/30/99 was 19.80%.

EXPENSES
--------

What expenses do I pay as an investor in the Funds?

          The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. As a shareholder, you pay no transaction fees in connection with your investment in a Fund. Annual fund operating expenses described in the table are paid out of a Fund's assets and are therefore reflected in the share price.

              |-----------------------------------------------|
              | The Funds do not charge a sales load or 12b-1 |
              | distribution fee.                             |
              |-----------------------------------------------|


     -----------------------------------------------------------------------------------
     Fee Table

                                                                  Small    International
                                                               Cap Fund       Stock Fund
     Shareholder transaction fees (fees paid directly              None             None
     from your investment)

     Annual Fund Operating Expenses
     (expenses that are paid out of Fund assets)

          Management Fees                                          0.75%            0.75%
          Distribution and/or Service (12b-1) Fees                 None             None
          Other Expenses                                           0.04%            0.56%

               Total Fund Operating Expenses                       0.79%            1.31%

     ------------------------------------------------------------------------------------


     Expense Examples

     These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                                    1 Year     3 Years     5 Years     10 Years
                                    ------     -------     -------     --------

     Small Cap Fund                 $   81     $   252     $   439     $    978
     International Stock Fund       $  133     $   415     $   718     $  1,579

FINANCIAL HIGHLIGHTS
--------------------


     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."

                                 Small Cap Fund

                                                                 Fiscal Year Ended October 31,
                                                   --------------------------------------------------------
                                                       1999        1998        1997        1996        1995
                                                   --------    --------    --------    --------    --------
Net asset value, beginning of year...............  $   9.96    $  13.60    $  13.01    $  14.00    $  12.34
                                                   --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss).....................     (0.04)      (0.03)      (0.01)      (0.02)       0.06
Net realized and unrealized gains (losses)
  on investments.................................      3.69       (2.21)       3.52        4.20        2.71
                                                   --------    --------    --------    --------    --------
    Total from investment operations.............      3.65       (2.24)       3.51        4.18        2.77
                                                   --------    --------    --------    --------    --------

Less distributions:
Dividends from net investment
  income.........................................         -           -           -           -       (0.04)
Distributions from net capital gains.............     (0.02)      (1.40)      (2.92)      (5.17)      (1.07)
                                                   --------    --------    --------    --------    --------
    Total distributions..........................     (0.02)      (1.40)      (2.92)      (5.17)      (1.11)
                                                   --------    --------    --------    --------    --------

Net asset value, end of year.....................  $  13.59    $   9.96    $  13.60    $  13.01    $  14.00
                                                   ========    ========    ========    ========    ========

Total return.....................................     36.70%     -16.49%      26.98%      30.30%      22.55%

Ratios/Supplemental data
Net assets, end of year
  (in thousands) ................................  $240,129    $267,789    $521,770    $522,408    $537,167
Ratio of expenses to average net
  assets.........................................      0.79%       0.77%       0.76%       0.78%       0.77%
Ratio of net income (loss) to average
  net assets.....................................     (0.33)%     (0.20)%     (0.08)%     (0.14)%      0.43%
Portfolio turnover rate..........................    186.07%     158.98%     168.72%     147.77%     125.80%

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.

                            International Stock Fund

                                                                 Fiscal Year Ended October 31,
                                                   --------------------------------------------------------
                                                       1999        1998        1997        1996        1995
                                                   --------    --------    --------    --------    --------
Net asset value, beginning of year...............  $  12.54    $  42.71    $  42.46    $  37.06    $  39.51
                                                   --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss).....................     (0.02)       0.25        0.41        0.32        0.39
Net realized and unrealized gains (losses)
  on investments.................................      5.34       (0.78)       6.16        5.86       (2.64)
                                                   --------    --------    --------    --------    --------
     Total from investment operations............      5.32       (0.53)       6.57        6.18       (2.25)
                                                   --------    --------    --------    --------    --------

Less distributions:
Dividends from net investment income.............         -           -       (0.46)      (0.78)      (0.20)
Distributions from net capital gains                  (0.00)*    (29.64)      (5.86)         --          --
                                                   --------    --------    --------    --------    --------
     Total distributions.........................      0.00      (29.64)      (6.32)      (0.78)      (0.20)
                                                   --------    --------    --------    --------    --------

Net asset value, end of year.....................  $  17.86    $  12.54    $  42.71    $  42.46    $  37.06
                                                   ========    ========    ========    ========    ========

Total return.....................................     42.44%      -1.24%      15.47%      16.67%      -5.69%

Ratios/Supplemental data
Net assets, end of year (in thousands)...........  $ 30,492    $ 15,377    $ 81,471    $ 73,542    $ 68,758
Ratio of expenses to average net assets..........      1.31%       1.04%       1.05%       1.00%       0.98%
Ratio of net income (loss) to average net
  assets.........................................     (0.14)%      0.60%       0.88%       0.78%       0.99%
Portfolio turnover rate..........................     96.34%      52.68%     126.56%     119.98%     158.32%

*    Amount represents less than $0.01 per share.



--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

     The Funds' investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or "Adviser"). CMC has acted as an investment adviser since 1969.


     The Funds have contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Funds' assets to invest. For the fiscal year ended October 31, 1999, each Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.75%.


     CMC uses an investment team approach to analyze investment themes and strategies for the Funds. Members of the investment team are responsible for the analysis of particular industries and market sectors within those industries, and for recommendations on individual securities within those industries or market sectors.

     Richard J. Johnson, a Vice President of CMC and a Chartered Financial Analyst, has since April 1995 had responsibility for implementing, on a daily basis, the investment strategies developed for the Small Cap Fund. Mr. Johnson joined the Adviser in 1994 as a portfolio analyst and member of the investment team. Before joining the Adviser, Mr. Johnson was a portfolio manager and analyst for Provident Investment Counsel (1990-1994).

     James M. McAlear, a Vice President of CMC, has had principal responsibility for investment decisions of the International Stock Fund since its inception in 1994. He joined the Adviser in 1992 as a portfolio analyst and member of the investment team. Previously, Mr. McAlear was Senior Vice President for American Express Financial Advisers in London (1985-1992) and Executive Director for Merrill Lynch Europe (1972-1985).


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

     Buying Shares
     -------------


          Shares in the Funds are available for purchase by clients of CMC enabling them to invest in a diversified portfolio of either small cap securities or foreign securities in a pooled environment, rather than purchasing securities on an individual basis.

          If you want to invest in a Fund, contact your CMC representative at 1-800-547-1037. CMC may, at its discretion also use the Funds as a way to diversify the portfolios of its separately managed accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Funds will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.


          The price for a Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.


          Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then CMC under the general supervision of the Board of Trustees will use all relevant information available to it to determine a fair value for the affected portfolio securities.


          Although neither Fund has a policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

     Selling Shares
     --------------

          You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

          Each Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

DISTRIBUTION AND TAXES
----------------------

     Income and Capital Gains Distributions
     --------------------------------------


          Each Fund pays its shareholders dividends from its net investment income twice a year, and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.


     Tax Effect of Distributions and Transactions
     --------------------------------------------

          The dividends and distributions of each Fund are taxable to most investors, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

        |------------------------------------------------------------|
        | Taxability of Distributions                                |
        |                                                            |
        | Type of                    Tax Rate for  Tax Rate for 28%  |
        | Distribution               15% Bracket   Bracket or Higher |
        | ------------               ------------  ----------------- |
        |                                                            |
        | Income Dividends           Ordinary      Ordinary Income   |
        |                            Income Rate   Rate              |
        |                                                            |
        | Short Term Capital Gains   Ordinary      Ordinary Income   |
        |                            Income Rate   Rate              |
        |                                                            |
        | Long Term Capital Gains    10%           20%               |
        |------------------------------------------------------------|

          Each Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Each year the Fund's will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

          The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

             |-------------------------------------------------|
             | Your investment in a Fund could have additional |
             | tax consequences. Please consult your tax       |
             | professional for assistance.                    |
             |-------------------------------------------------|


--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

     Small Cap Fund
     --------------


          In identifying attractive securities for investment in the Fund, the Adviser begins with a bottom up, fundamental analysis of individual companies. The bottom up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stocks are under consideration. As part of this intensive research process, the Adviser evaluates a company's balance sheets and income statements to draw conclusions about earnings growth and profitability. The Adviser also examines quality of management, a company's level of investment in research and development, as well as the company's potential for new products or services. In addition, the Adviser looks at sales trends and factors affecting stock price, such as price earnings and price to book ratios. To round out the bottom up research, the Advisor uses top down analysis to determine how macro changes in the economy may affect the prospects for the industry in which the company under consideration is operating. By utilizing this investment strategy, the Fund strives to anticipate and act upon market change, understand its effects on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.


          The Fund may invest in securities convertible into common stocks of small cap companies. Securities convertible into common stock may include both debt securities and preferred stock. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants.


          There is no minimum aggregate market valuation for a company to be considered an appropriate investment for the Fund. The Fund may, however, invest up to 35% of the value of the Fund's total assets in the securities of larger, more established companies when these securities offer capital appreciation potential that is generally comparable to small cap securities.


     International Stock Fund
     ------------------------


          For the International Stock Fund, the Adviser uses a top down analysis to identify attractive countries, stock markets, industries, sectors and securities for investment. As part of this approach, the Adviser conducts an ongoing evaluation of the global economic and investment environments to anticipate how potential change may influence the prospects for particular global regions, countries and the industries in those countries. This is because even small shifts in such macroeconomic factors as interest rates, inflation, government regulation, political activity, flows of capital and international monetary policy can affect the overall economic health of an entire global region or a country, including the industries in that region or country. Once the Adviser has identified attractive regions, countries and industries for emphasis through the top down approach, fundamental security analysis research is used to evaluate the merits of individual companies being considered for investment. By utilizing this investment strategy, the Adviser strives to anticipate and act upon economic and stock market changes, thereby generating consistent, competitive investment results over the long-term.


          The Fund may invest up to 25% of its assets in smaller, less seasoned companies when these securities offer attractive opportunities consistent with the Fund's investment objective. These investments are subject to the risks of investing in small cap companies discussed in the Risk/Return Summary of the Small Cap Fund.


          The Fund intends to invest principally in the equity securities of companies located in the following countries: Belgium, Brazil, Finland, France, Germany, Italy, Ireland, India, Korea, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Australia, Hong Kong, Japan, New Zealand, Singapore, Canada, Thailand and Mexico.

          The value of the International Stock Fund is measured in U.S. dollars and will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Fund will only enter into forward contracts for hedging and not for speculation. When required by the Investment Company Act or the SEC, the Fund will "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts. Under normal market conditions, no more than 25 percent of the Fund's assets may be committed to currency exchange contracts.

          The International Stock Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


          In addition to investing directly in foreign equity securities, the International Stock Fund may also purchase securities in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.


     Changes to Investment Objective and Temporary Investments
     ---------------------------------------------------------


          The investment objective of either Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, a Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

     Portfolio Turnover
     ------------------

          Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance.


OTHER RISKS
-----------

     In addition to the certain risks stated in the "RISK/RETURN SUMMARY", there are other risks of investing in the Funds such as:


     Foreign Securities. The International Stock Fund may invest a portion of its assets in companies located in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe and South America or

Southeast Asia. The considerations noted above concerning the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may generally be more volatile than markets of more developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.


     Additional costs may be incurred in connection with the International Stock Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.


     Year 2000. Many of the services provided to the Funds by CMC and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. In the past many computer software systems could not distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This condition could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, CMC has informed the Funds that it has completed all necessary changes to its computer systems to prepare for the year 2000 and expects the Funds' systems, and those of the Funds' outside service providers, will be ready for the year 2000. CMC does not expect the costs related to the year 2000 problem to be substantial to the Funds since those costs are borne by CMC and the Funds' other outside service providers and not directly by the Funds.

     Conversion to Euro. On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the Euro, to replace the national currencies of the participating member nations. The eleven member nations are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain. It is expected that other countries will be added in the future. The International Stock Fund currently holds investments in countries with currencies which were replaced by the Euro. This change to a single currency was new and untested, and resulted in market volatility. It is not possible to confidently predict the long term impact of the Euro on the business or financial condition of European issuers or on the International Stock Fund. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

     You can find additional information on the Funds' structure and performance in the following documents:

     o Annual/Semiannual Reports. While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

     o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about each Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.


     A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.


     A copy of the SAI and current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                            CMC FUND TRUST
                            1300 S.W. Sixth Avenue
                            Portland, Oregon  97201
                            Telephone: 1-800-547-1037


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:  811-5857

                                                                        Part B-I
                                                     Reg. Nos. 33-30394/811-5857

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and two portfolios of the Trust, CMC Small Cap Fund and CMC International Stock Fund (each a "Fund" and together the "Funds").


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 20, 1999 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.


                                TABLE OF CONTENTS

Description of the Funds...................................................... 2
Management....................................................................10
Investment Advisory and Other Fees Paid to Affiliates.........................13
Portfolio Transactions........................................................14
Capital Stock and Other Securities............................................16
Purchase, Redemption and Pricing of Shares....................................17
Custodians....................................................................19
Independent Accountants.......................................................20
Taxes.........................................................................20
Performance...................................................................24
Financial Statements..........................................................25



                                December 20, 1999

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

     The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are four portfolios established under the Trust: the Funds, CMC High Yield Fund and CMC Short Term Bond Fund. Each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

                               CMC SMALL CAP FUND

     The Small Cap Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


     To achieve its investment objective, the Fund will generally invest at least 65% of its total asset value in common stocks or securities convertible into common stock of companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small Cap 600 index. The S&P Small Cap 600 index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. As of November 30, 1999, under the above definition, companies with a market capitalization of $1.9 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 35% of the value of its total assets in the securities of larger companies when the Adviser believes these securities offer capital appreciation potential that is generally comparable to small cap securities.


                          CMC INTERNATIONAL STOCK FUND

     The International Stock Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

     To achieve its investment objective, under normal conditions, the Fund will invest at least 75% of the Fund's assets in equity securities, including securities convertible into equity securities, of issuers located outside the United States that each have an aggregate market valuation of at least $500 million. The Fund may invest in smaller, less seasoned companies when the Adviser believes these companies offer attractive opportunities consistent with the Fund's overall investment objective. As discussed further below, an investment in a less seasoned company may involve greater risks than an investment in a larger, more established company.

INVESTMENTS HELD BY THE FUNDS
-----------------------------

     Under normal conditions, both Funds will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Funds may invest is set forth below.

Options and Financial Futures Transactions
------------------------------------------

     Each Fund may invest up to 5 percent of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire. The Funds may only write call options that are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. Each Fund may write such options on up to 25% of its net assets.

     The Funds may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds' investment restrictions do not limit the percentage of the Funds' assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

     The Funds will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Securities
------------------

     The Small Cap Fund may invest up to one-third of its total assets in securities of foreign issuers in developed foreign countries, primarily companies in Canada, Western Europe and Asia, including securities issued by foreign governments, denominated in U.S. dollars. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. For a discussion of the risks of investing in foreign securities, see the summary of the International Stock Fund in the Prospectus under "RISK/RETURN SUMMARY" and "MORE ABOUT THE FUNDS, OTHER RISKS."

Repurchase Agreements
---------------------

     Each Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------


     No illiquid securities will be acquired by either of the Funds if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days;
(2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.


     The International Stock Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants
-----------------------------------

     Both Funds may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

     The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies
---------------------------------------------

     The Funds may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative. The Small Cap Fund has a fundamental policy not to invest more than 10 percent of its total assets in companies that have a record of less than three years of continuous operations. The International Stock Fund limits investments in small and unseasoned companies to 5 percent of its total assets.

Temporary Investments
---------------------

     When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

INVESTMENT RESTRICTIONS
-----------------------

     The following is a list of investment restrictions applicable to the Funds. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund.

The Small Cap Fund may not:

     1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

     2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25 percent of the value of its total assets in any one industry and
(b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate.

     4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

     5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10 percent of the outstanding voting securities of such investment company.

     9. Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

     12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

     13. Invest in companies for the purpose of exercising control or management.


     14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.


     15. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The International Stock Fund may not:

     1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15, and may enter into foreign currency transactions.

     2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which deal in real estate or interests therein.

     4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, repurchase agreements, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

     5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the Fund.

     7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the Fund's total assets would be invested in any one such company, and (iii) 10 percent of the Fund's total assets would be invested in such securities.

     9. Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

     11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The

Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

     12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that the Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


     The Funds are managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia National Municipal Bond Fund, Inc. since January 1999; Columbia Small Cap Fund, Inc. since August 1996; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 68, Chairman, President, and Trustee of the Trust; Chairman, President, and Director of each of the Columbia Funds; Consultant with Fleet Boston Corporation (since December 1997); formerly Chairman and a Director of Columbia Management Co., Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 67, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

THOMAS R. MACKENZIE, Age 72, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Founder and Director of Group Mackenzie (architecture, planning, interior design, civil and structural engineering). Mr. Mackenzie's address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

ROBERT J. MOORMAN,* Age 48, Secretary of each of the Columbia Funds and the Trust (since January 1998); attorney with Stoel Rives LLP. Mr. Moorman's business address is 900 S.W. Fifth Avenue, Suite 2600, Portland, Oregon 97204-1268.

RICHARD L. WOOLWORTH, Age 58, Trustee of the Trust; Director of each of the Columbia Funds; Chairman of Regence Blue Cross Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 200 S.W. Market Street, Suite 1500, Portland, Oregon 97201.


     *Mr. Inskeep and Mr. Moorman are each an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no trustee fees or salaries from the Trust or the Funds.


     The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 1999.


                                                     Total Compensation from the
Trustee                  Compensation From Trust      Trust and Columbia Funds
-------                  -----------------------     ---------------------------
Richard L.  Woolworth           $ 9,000                       $ 32,000
Thomas R. Mackenzie             $ 9,000                       $ 31,000
James C. George                 $ 9,000                       $ 31,000


     At November 30, 1999, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Fund:

                                                     Shares Beneficially Owned
Name and Address                                        at November 30, 1999
----------------                                     -------------------------

CMC Small Cap Fund

Hanford Operations and Engineering                   5,067,880        (24.45%)
Pension Plan
PO Box 1970, H36-08
Richland, WA  99352

JELD-WEN, Inc. Pension Trust                         1,167,137         (5.63%)
P.O. Box 1329
Klamath Falls, OR  97601

Legacy Health System                                 1,407,356         (6.79%)
Employees Retirement Plan-Small Cap
Legacy Portland Hospitals
1919 N.W. Lovejoy
Portland, OR   97209

Locals 302 & 612 Operating Engineers                 1,119,973         (5.40%)
Employers Retirement Fund
Welfare & Pension Administration Services, Inc.
P.O. Box 34203
Seattle, WA  98124

CMC International Stock Fund

AECOM Technology Corp. Pension Plan                    173,948         (9.18%)
3250 Wilshire Blvd., 5th Floor
Los Angeles, CA  90010

Freightliner Corporation Pension Plan                  268,106        (14.15%)
4747 North Channel Avenue
Portland, OR  97217

Lumber Industry Pension Fund                           377,856        (19.94%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97205

Oregon Community Foundation                            621,268        (32.79%)
621 S.W. Morrison St., Suite 725
Portland, OR  97205

Washington-Idaho-Montana                               116,780         (8.80%)
Carpenters Employers Retirement Trust Fund
P.O. Box 5434
Spokane, WA  99205

     As defined by SEC rules and regulations, the Oregon Community Foundation, is a "control person" of the International Stock Fund since it owns over 25% of the voting securities of the Fund. The fact that the Oregon Community Foundation owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.



--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------


     The investment adviser to the Funds is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Boston Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


     The Adviser provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


     For its services provided to each Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for each Fund equals the annual rate of 0.75 of 1 percent of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, these fees are higher than the advisory fees paid by most other mutual funds. Advisory fees paid by the Small Cap Fund to the Adviser were $1,784,355, $2,429,552 and $3,462,393 for fiscal year 1999, fiscal year 1998, and fiscal year 1997, respectively. Advisory fees paid by the International Stock Fund to the Adviser were $139,065, $395,072 and $686,166 for fiscal year 1999, fiscal year 1998, and fiscal year 1997, respectively.

     The Trust Company acts as transfer agent and dividend crediting agent for each Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Funds existing at any time during the month, with a minimum aggregate fee of $1,500 per month for each Fund. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of each Fund to the Trust Company for services performed for fiscal 1999 under the respective transfer agent agreement relating to that Fund.



--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

     The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

     Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.


     The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

     In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades (e.g., $0.06) and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.



     The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Funds. Total brokerage commissions paid by the Small Cap Fund for the last three fiscal years were $802,523, $1,136,316 and $1,285,537 for fiscal year 1999, fiscal year 1998, and for fiscal year 1997, respectively. Total brokerage commissions paid by the International Stock Fund for the last three fiscal years were $100,706, $307,219 and $577,355 for fiscal year 1999, fiscal year 1998, and fiscal year 1997, respectively. Of the commissions paid in the fiscal year ended in 1999, the Small Cap Fund paid $94,943 for third party research and products provided by brokerage firms.

     The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the Investment Company Act of 1940.

     Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.


     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Short Term Bond Fund and CMC High Yield Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------


     Shareholders of the Funds are investment advisory clients of the Adviser. Investments in each Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).


     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

     Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

     The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.


     Each Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event.



--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


     U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). The Chase Manhattan Bank ("Chase" or a "Custodian"), 3 Chase Metrotech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by each of the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


     Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after

November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has four portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

     Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by either Fund.

     Special Aspects of 90 Percent Test with Respect to Foreign Currency. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

     Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) a Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are
Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.


     Foreign Income Taxes. The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Stock Fund's distributed income. While the Fund generally does not expect to incur foreign income taxes on gains from the sale of foreign stocks and securities, for the fiscal year ended October 31, 1999, the Fund did incur a tax of $7,582 for securities held in India.


     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by that Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     U.S. Foreign Tax Credits or Deductions for Shareholders of the International Stock Fund. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

     If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

     No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

     Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

     Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             P(1+T)n  =  ERV

     Where:  P        =  a hypothetical initial payment of $1000

             T        =  average annual total return
             n        =  number of years

             ERV      =  ending redeemable value of a hypothetical
                         $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)


     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 1999, the average annual return for the Small Cap Fund for the 1, 5 and 10 year periods was 36.70%, 18.28% and 15.46%, respectively. For the period ended October 31, 1999, the average annual return for the International Stock Fund for the 1 year, 5 year periods and since inception (February 1, 1994) was 42.44%, 12.32% and 10.49, respectively.

     The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's The Dow Jones Business and Financial Weekly, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.


     The Funds may also compare their performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq stock indices and with respect to the International Stock Fund other suitable international indices, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index . The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The financial statements for the Funds for the fiscal year ended October 31, 1999, together with the Independent Accountant's Report of
PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information.

                               CMC SMALL CAP FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMC Small Cap Fund. The Fund rebounded after two consecutive years of underperformance in the small cap market to report a total return of 36.70% for the fiscal year ended October 31, 1999. For the same period, the Fund's benchmark, the Russell 2000 Index, returned 14.88%.

Sharply falling equity prices and a sell-off of small cap names characterized the fiscal year's beginning in late 1998. In an effort to thwart fears of an economic slowdown, the Federal Reserve reduced interest rates in November, the third reduction in 1998. As a result, the market rebounded, with small cap stocks leading the charge. This comeback was short-lived, however, and a "correction" followed in the second quarter. The portfolio's performance lagged behind its benchmark since holdings did not include stocks of several Internet companies that engaged in initial public offerings and performed well during the quarter. While media and retail holdings benefited the Fund, software stocks suffered and technology stocks provided mixed results. In addition, health care holdings hurt performance and were greatly reduced.

As prospects for world recovery improved, smaller stocks picked up momentum again and economically sensitive stocks staged a rebound in April. With technology playing an ever-increasing role in productivity and economic growth, the sector remained the largest weighting in the portfolio. In addition, the Fund increased exposure to the energy sector in response to positive forecasts about drilling and production services. The fourth fiscal quarter witnessed greater market volatility as the Fed raised interest rates a second time since June in an effort to contain inflationary pressures and manage economic expansion. A narrow group of stocks, principally from the technology and energy sectors, led the market expansion. Stocks with exposure to the explosive growth of the Internet also performed well.

Because small cap valuations relative to large caps reached near historic lows during the fiscal year, the future environment for small cap stocks appears favorable.

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 1999 were:

     Cymer, Inc. (2.2%)
     Radisys Corp. (2.2%)
     CSG Systems International, Inc. (2.1%)
     Symantec Corp. (1.9%)
     Integrated Device Technology, Inc. (1.9%)
     Powerwave Technologies, Inc. (1.9%)
     Entercom Communications Corp. (1.9%)
     Intelligent Polymers Ltd. (1.8%)
     Atmel Corp. (1.8%)
     Macromedia, Inc. (1.7%)

We appreciate your continued confidence in CMC Small Cap Fund.

The Investment Team

December 3, 1999

Graphic line chart depicting "Growth of $10,000 Over 10 Years" showing the growth in dollar amounts ($5,000-$55,000) of CMC Small Cap, Russell 2000 and S&P 500 for the period 10/31/89 to 10/31/99 to $42,118, $30,130 and $51,548, respectively:

                                 Average Annual Total Return
                          -------------------------------------------
                          1 Year           5 Years           10 Years
                          ------           -------           --------
CMC Small Cap             36.70%            18.28%            15.46%
Russell 2000              14.88%            12.57%            11.66%
S&P 500                   25.67%            26.01%            17.82%

Past performance does not guarantee future results. The Fund's inception date was August 30, 1989. Index performance is based on the periods beginning August 31, 1989. Total return performance is illustrated for the periods ended October 31, 1999. The S&P 500 and Russell 2000 are unmanaged stock indices.

                          CMC INTERNATIONAL STOCK FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC International Stock Fund. After a year of turmoil due to the Asian financial crisis, international markets began to show signs of improvement late in 1998 and gained momentum over the course of 1999. For the fiscal year ended October 31, 1999, the Fund posted a total return of 42.44%, well ahead of its benchmark index, the MSCI/EAFE, which returned 23.38% for the same period.

The Fund's substantial presence in Japan benefited overall portfolio performance. CMC International Stock Fund began the fiscal year with a surprisingly strong rise in the Japanese Yen, which had a positive impact on the value of the Fund's Japanese holdings. In the second fiscal quarter, measures implemented by the Japanese government to rejuvenate the stagnant economy -- including adoption of fiscal spending, banking reform and corporate restructuring programs -- resulted in favorable stock market performance. As a result, during fiscal year 1999, the Japanese stock market was the top performer among the world's developed markets.

As the year progressed, smaller Asian markets recovered as financial pressures dissipated. Investor confidence gained ground, and the Fund made a gradual return to this region, which began posting gains by the end of the reporting period.

The portfolio's performance was also enhanced by a large exposure to European markets. Positions in telecommunications, technology and pharmaceuticals continued to prove particularly rewarding. In the United Kingdom, in particular, the telecommunications and cable sector performed well. Elsewhere, the Euro made a surprisingly feeble introduction in January 1999 and remained consistently weak throughout the remainder of the period, hampering Fund results. Nonetheless, European economies began experiencing accelerating growth as the fiscal year drew to a close, and we maintain an optimistic outlook for the coming fiscal year.

CMC International Stock Fund portfolio composition as of October 31, 1999, was:


                        % of Net Assets                          % of Net Assets
                        ---------------                          ---------------
     Japan                   28.7           Singapore                  1.5
     United Kingdom          17.1           Spain                      1.5
     Netherlands              5.0           United States              1.2
     Germany                  4.3           Thailand                   1.1
     France                   3.9           Ireland                    1.1
     Canada                   3.8           Italy                      0.9
     India                    3.0           Korea                      0.8
     Sweden                   2.2           Mexico                     0.3
     Australia                2.1           Malaysia                   0.3
     Switzerland              2.0           Brazil                     0.2
     Finland                  1.5           Other Assets less
                                              liabilities             17.5

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 1999, were:

     Mannesmann AG (Germany) 2.5%
     NTT Mobile Comm Network (Japan) 2.1%
     Fujitsu Ltd. (Japan) 2.0%
     Ryohin Keikaku Co., Ltd. (Japan) 1.9%
     Asahi Bank Ltd. (Japan) 1.8%
     WPP Group plc (United Kingdom) 1.8%
     Equant NV (Netherlands) 1.7%
     Fancl Corp. (Japan) 1.6%
     British Telecommunications plc (United Kingdom) 1.5%
     Infosys Technologies Ltd. (India) 1.3%

We appreciate your continued confidence in CMC International Stock Fund.

The Columbia Investment Team

December 3, 1999




Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($5,000-$35,000) of CMC International Stock Fund, FT/S&P Euro Pacific, S&P 500, and MSCI EAFE Index for the period 2/1/94 to 10/31/99 to $17,655, $15,965, $31,975 and $16,376, respectively:

                                            Average Annual Total Return
                                     ----------------------------------------
                                     1 Year       5 Years     Since Inception
                                     ------       -------     ---------------
CMC International Stock Fund         42.44%        12.32%         10.49%
FT/S&P Euro Pacific                  26.48%         9.08%          8.55%
S&P 500                              25.67%        26.01%         22.62%
MSCI EAFE Index                      23.38%         9.52%          9.04%

Past performance does not guarantee future results. The Fund's inception date was February 1, 1994. Index performance information is based on the period beginning February 1, 1994. Total return performance is illustrated for the periods ended October 31, 1999. S&P 500 and FT/S&P Euro Pacific are unmanaged stock indices. The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               (For a Fund Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                               CMC SMALL CAP FUND
                               ------------------

                                                                        Year Ended October 31,
                                                      --------------------------------------------------------------
                                                            1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year .................  $     9.96   $    13.60   $    13.01   $    14.00   $    12.34
                                                      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income (loss)......................       (0.04)       (0.03)       (0.01)       (0.02)        0.06
  Net realized and unrealized gains (losses)
    on investments..................................        3.69        (2.21)        3.52         4.20         2.71
                                                      ----------   ----------   ----------   ----------   ----------
      Total from investment operations..............        3.65        (2.24)        3.51         4.18         2.77
                                                      ----------   ----------   ----------   ----------   ----------

Less distributions:
  Dividends from net investment income..............           -            -            -            -        (0.04)
  Distributions from net capital gains..............       (0.02)       (1.40)       (2.92)       (5.17)       (1.07)
                                                      ----------   ----------   ----------   ----------   ----------
      Total distributions...........................       (0.02)       (1.40)       (2.92)       (5.17)       (1.11)
                                                      ----------   ----------   ----------   ----------   ----------

Net asset value, end of year .......................  $    13.59   $     9.96   $    13.60   $    13.01   $    14.00
                                                      ==========   ==========   ==========   ==========   ==========

Total return........................................       36.70%      -16.49%       26.98%       30.30%       22.55%

Ratios/Supplemental data
Net assets, end of year (in thousands)..............  $  240,129   $  267,789   $  521,770   $  522,408   $  537,167
Ratio of expenses to average net assets.............       0.79%         0.77%        0.76%        0.78%        0.77%
Ratio of net income (loss) to average net assets....      (0.33)%       (0.20)%      (0.08)%      (0.14)%       0.43%
Portfolio turnover rate.............................     186.07%       158.98%      168.72%      147.77%      125.80%

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.


                 See Accompanying Notes to Financial Statements

                          CMC INTERNATIONAL STOCK FUND
                          ----------------------------

                                                                        Year Ended October 31,
                                                      --------------------------------------------------------------
                                                            1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year ................   $    12.54   $    42.71   $    42.46   $    37.06   $    39.51
                                                      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income (loss).....................        (0.02)        0.25         0.41         0.32         0.39
  Net realized and unrealized gains (losses)
    on investments.................................         5.34        (0.78)        6.16         5.86        (2.64)
                                                      ----------   ----------   ----------   ----------   ----------
      Total from investment operations.............         5.32        (0.53)        6.57         6.18        (2.25)
                                                      ----------   ----------   ----------   ----------   ----------

Less distributions:
  Dividends from net investment income.............            -            -        (0.46)       (0.78)       (0.20)
  Distributions from net capital gains.............        (0.00)*     (29.64)       (5.86)           -            -
                                                      ----------   ----------   ----------   ----------   ----------
      Total distributions..........................        (0.00)      (29.64)       (6.32)       (0.78)       (0.20)
                                                      ----------   ----------   ----------   ----------   ----------

Net asset value, end of year.......................   $    17.86   $    12.54   $    42.71   $    42.46   $    37.06
                                                      ==========   ==========   ==========   ==========   ==========

Total return.......................................        42.44%       -1.24%       15.47%       16.67%       -5.69%

Ratios/Supplemental data
Net assets, end of year (in thousands).............   $   30,492   $   15,377   $   81,471   $   73,542   $   68,758
Ratio of expenses to average net assets............         1.31%        1.04%        1.05%        1.00%        0.98%
Ratio of net income (loss) to average net assets...        (0.14)%       0.60%        0.88%        0.78%        0.99%
Portfolio turnover rate............................        96.34%       52.68%      126.56%      119.98%      158.32%

*    Amount represents less than $0.01 per share.


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------
OCTOBER 31, 1999


                                                                  SHARES             VALUE
                                                           -------------     -------------
COMMON STOCKS (95.3%)
BASIC INDUSTRIES & MFG. (1.7%)
BUILDING & FORESTRY PRODUCTS (0.2%)
SOUTHDOWN, INC.                                                   10,200     $     492,787
                                                                             -------------
CHEMICALS (0.4%)
AIRGAS, INC. *                                                   104,500           992,750
                                                                             -------------
MACHINERY CAPITAL SPENDING (0.8%)
TEREX CORP. *                                                     70,900         1,874,419
                                                                             -------------
METALS & MINING (0.3%)
NS GROUP, INC. *                                                  29,500           298,688
STILLWATER MINING CO. *                                           19,300           388,412
                                                                             -------------
                                                                                   687,100
                                                                             -------------

TOTAL BASIC INDUSTRIES & MFG.                                                    4,047,056
                                                                             -------------

BUSINESS & CONSUMER SERVICES (16.2%)
MEDIA & ENTERTAINMENT (6.1%)
CUMULUS MEDIA, INC. *                                             63,500         2,278,062
ENTERCOM COMMUNICATIONS CORP. *                                   90,020         4,484,121
RADIO ONE, INC. *                                                 34,820         1,736,648
SALEM COMMUNICATIONS CORP. (CLASS A) *                            81,500         2,027,312
SFX ENTERTAINMENT, INC. (CLASS A) *                               74,600         2,606,338
YOUNG BROADCASTING, INC. (CLASS A) *                              31,900         1,479,363
                                                                             -------------
                                                                                14,611,844
                                                                             -------------
POLLUTION CONTROL (0.7%)
TETRA TECH, INC. *                                                               1,807,766
                                                                             -------------
SERVICES & PUBLISHING (9.4%)
APOLLO GROUP, INC. *                                             113,875         2,981,206
CHEMDEX CORP. *                                                    8,700           331,688
CSG SYSTEMS INTERNATIONAL, INC. *                                148,840         5,107,072
G & K SERVICES, INC. (CLASS A)                                    40,000         1,502,500
NATIONAL DATA CORP.                                               46,100         1,106,400
NCO GROUP, INC. *                                                 35,000         1,483,125
NOVA CORP. *                                                     140,770         3,660,020
PROFESSIONAL DETAILING, INC. *                                    51,530         1,288,250
PROFIT RECOVERY GROUP INTERNATIONAL, INC. *                       69,050         2,843,997
RENT-WAY, INC. *                                                  25,300           420,612
WHITTMAN-HART, INC. *                                             47,300         1,818,094
                                                                             -------------
                                                                                22,542,964
                                                                             -------------

TOTAL BUSINESS & CONSUMER SERVICES                                              38,962,574
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                                  SHARES             VALUE
                                                           -------------     -------------
COMMON STOCKS (CONTINUED)
CONSUMER CYCLICAL (8.5%)
CONSUMER DURABLE (0.8%)
FURNITURE BRANDS INTERNATIONAL, INC. *                            75,700     $   1,466,688
MODTECH HOLDINGS, INC. *                                          85,524           454,346
                                                                             -------------
                                                                                 1,921,034
                                                                             -------------
CONSUMER NON-DURABLE (7.7%)
AMES DEPARTMENT STORES, INC. *                                    66,100         2,094,544
BED, BATH & BEYOND, INC. *                                        23,800           792,838
CALLAWAY GOLF CO.                                                174,500         2,344,844
CHEESECAKE FACTORY, INC. (THE) *                                  54,100         1,656,812
HOLLYWOOD ENTERTAINMENT CORP. *                                   89,700         1,267,012
INTERTAN, INC. *                                                  55,100         1,239,750
MICHAELS STORES, INC. *                                           78,000         2,617,875
P. F. CHANGS CHINA BISTRO, INC. *                                 81,900         1,760,850
STEINER LEISURE LTD. *                                            66,000         1,249,875
TWEETER HOME ENTERTAINMENT GROUP, INC. *                          33,500         1,432,125
WET SEAL, INC. (CLASS A) *                                        32,000           448,000
WILLIAMS-SONOMA, INC. *                                           30,300         1,628,625
                                                                             -------------
                                                                                18,533,150
                                                                             -------------

TOTAL CONSUMER CYCLICAL                                                         20,454,184
                                                                             -------------

CONSUMER STAPLES (9.9%)
FOOD & HOUSEHOLD PRODUCTS (0.7%)
U.S. FOODSERVICE, INC. *                                          93,400         1,792,112
                                                                             -------------

HEALTH (9.2%)
ALKERMES, INC. *                                                  41,200         1,454,875
ANESTA CORP. *                                                    66,000           734,250
BIOVAIL CORP. INTERNATIONAL *                                     16,700           921,631
FIRST HEALTH GROUP CORP. *                                        85,800         1,994,850
INTELLIGENT POLYMERS LTD. *                                      139,000         4,248,188
NOVOSTE CORP. *                                                  122,600         2,107,188
OXFORD HEALTH PLANS, INC. *                                      169,500         2,002,219
PROTEIN DESIGN LABS, INC. *                                       41,600         1,666,600
RESMED, INC. *                                                    76,700         2,655,737
SHIRE PHARMACEUTICALS GROUP PLC ADR *                             63,180         2,005,965
SPIROS DEVELOPMENT CORP. II (UNITS) *                             62,300           354,331
TRANSKARYOTIC THERAPIES, INC. *                                   41,200         1,915,800
                                                                             -------------
                                                                                22,061,634
                                                                             -------------

TOTAL CONSUMER STAPLES                                                          23,853,746
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                                  SHARES             VALUE
                                                           -------------     -------------
COMMON STOCKS (CONTINUED)
ENERGY (8.3%)
DOMESTIC & INTERNATIONAL INTEGRATED (3.0%)
DEVON ENERGY CORP.                                                74,800     $   2,907,850
OCEAN ENERGY, INC. *                                             179,500         1,649,156
PENNACO ENERGY, INC. *                                            33,300           368,381
WESTERN GAS RESOURCES, INC.                                      144,500         2,375,219
                                                                             -------------
                                                                                 7,300,606
                                                                             -------------
ENERGY SERVICES (5.3%)
GLOBAL INDUSTRIES LTD. *                                         138,500         1,108,000
HANOVER COMPRESSOR CO. *                                          89,900         3,326,300
MARINE DRILLING COS., INC. *                                     105,600         1,709,400
NOBLE DRILLING CORP. *                                            50,400         1,118,250
PATTERSON ENERGY, INC. *                                         134,500         1,723,281
PRECISION DRILLING CORP. *                                       129,900         3,012,057
R & B FALCON CORP. *                                              55,100           685,306
                                                                             -------------
                                                                                12,682,594
                                                                             -------------

TOTAL ENERGY                                                                    19,983,200
                                                                             -------------

FINANCIAL (0.9%)
CITY NATIONAL CORP.                                               33,100         1,282,625
COMMUNITY FIRST BANKSHARES, INC.                                  38,500           732,703
                                                                             -------------
                                                                                 2,015,328
                                                                             -------------
TECHNOLOGY (49.3%)
ACCRUE SOFTWARE, INC. *                                           24,500         1,316,875
ACXIOM CORP. *                                                   152,700         2,519,550
ADAPTIVE BROADBAND CORP. *                                        43,300         1,599,394
ADVANCED DIGITAL INFORMATION CORP. *                              47,100         1,754,475
ADVANCED FIBRE COMMUNICATIONS, INC. *                             98,000         2,143,750
AETHER SYSTEMS, INC. *                                             9,800           681,712
ALLAIRE CORP. *                                                   25,100         1,830,731
AMDOCS LTD. *                                                    139,300         3,874,281
ANTEC CORP. *                                                     63,000         3,055,500
ARTESYN TECHNOLOGIES, INC. *                                      83,700         1,653,075
ASYST TECHNOLOGIES, INC. *                                        31,600         1,224,500
ATMEL CORP. *                                                    109,700         4,237,162
BINDVIEW DEVELOPMENT CORP. *                                     110,200         3,306,000
BSQUARE CORP. *                                                   13,400           530,137
CAREINSITE, INC. *                                                10,250           448,437
COMMSCOPE, INC. *                                                 93,600         3,732,300
CONCURRENT COMPUTER CORP. *                                       32,900           378,350
CREDENCE SYSTEMS CORP. *                                          53,900         2,459,187
CROSSROADS SYSTEMS, INC. *                                         6,600           469,425
CYMER, INC. *                                                    142,100         5,248,819


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                                  SHARES             VALUE
                                                           -------------     -------------
COMMON STOCKS (CONTINUED)
DAVOX CORP. *                                                     38,700     $     498,262
DOCUMENTUM, INC. *                                               132,500         3,759,687
DSET CORP. *                                                      78,900         1,380,750
ELECTRO SCIENTIFIC INDUSTRIES, INC. *                             50,000         2,700,000
EMULEX CORP. *                                                    22,500         3,508,594
ETEC SYSTEMS, INC. *                                              63,300         2,417,269
GENESYS TELECOMMUNICATIONS LABORATORIES, INC. *                   33,400         1,640,775
HARMONIC, INC. *                                                  22,600         1,341,875
INTEGRATED DEVICE TECHNOLOGY, INC. *                             223,700         4,599,831
INTERACTIVE PICTURES CORP. *                                      72,100         1,698,856
INTERVOICE-BRITE, INC. *                                          11,600           143,550
JNI CORP. *                                                        8,800           470,250
KULICKE & SOFFA INDUSTRIES, INC. *                                79,800         2,349,112
LATTICE SEMICONDUCTOR CORP. *                                    101,000         3,572,875
MACROMEDIA, INC. *                                                64,800         4,175,550
MARIMBA, INC. *                                                    3,800           107,350
MICROS SYSTEMS, INC. *                                            82,900         3,836,716
MIPS TECHNOLOGIES, INC. (CLASS A) *                               29,500           851,813
MMC NETWORKS, INC. *                                              40,900         1,303,688
MTI TECHNOLOGY, CORP. *                                          180,800         3,062,300
OPTICAL COATING LABORATORY, INC.                                  20,100         2,148,188
PERKINELMER, INC.                                                 28,600         1,167,238
POWER-ONE, INC. *                                                100,400         2,008,000
POWERWAVE TECHNOLOGIES, INC. *                                    70,300         4,573,894
PRIMUS KNOWLEDGE SOLUTIONS, INC. *                                33,500         1,009,188
RADISYS CORP. *                                                   97,900         5,188,700
RAVISENT TECHNOLOGIES, INC. *                                     74,700         1,199,869
REMEDY CORP. *                                                    46,400         1,995,200
SANDISK CORP. *                                                   29,800         1,806,625
SPECTRIAN CORP. *                                                 48,900         1,638,150
SYMANTEC CORP. *                                                  97,200         4,641,300
TELETECH HOLDINGS, INC. *                                        100,600         1,427,263
TIBCO SOFTWARE, INC. *                                             4,000           156,000
USINTERNETWORKING, INC. *                                          2,900            96,606
VIADOR, INC. *                                                   101,000         1,805,375
WEBTRENDS CORP. *                                                 25,300         1,562,275
                                                                             -------------
                                                                               118,306,634
                                                                             -------------
TRANSPORTATION (0.5%)
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.                      31,700         1,184,788
                                                                             -------------

TOTAL COMMON STOCKS
(COST $180,207,471)                                                            228,807,510
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               SHARES OR
                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
WARRANT (1.5%)
BIOVAIL CORP. INTERNATIONAL (EXPIRE 09/30/2002) *
(COST $1,390,000)                                                139,000     $   3,683,500
                                                                             -------------

TOTAL INVESTMENTS, EXCLUDING TEMPORARY INVESTMENTS
(COST $181,597,471)                                                            232,491,010
                                                                             -------------

REPURCHASE AGREEMENT (3.9%)
J.P. MORGAN SECURITIES, INC.
5.282% DATED 10/29/1999,
DUE 11/01/1999 IN THE
AMOUNT OF $9,255,887.
COLLATERALIZED BY
U.S. TREASURY BONDS
6.125% TO 10.375%
DUE 11/15/2009 TO 8/15/2029
U.S. TREASURY NOTES
5.875% TO 6.250%
DUE 5/31/2000 TO 6/30/2000
(COST $9,254,548)                                          $   9,254,548         9,254,548
                                                                             -------------

TOTAL INVESTMENTS (100.7%)
(COST $190,852,019)                                                            241,745,558

OTHER ASSETS LESS LIABILITIES (-0.7%)                                           (1,616,795)
                                                                             -------------

NET ASSETS (100.00%)                                                         $ 240,128,763
                                                                             =============

* Non-Income Producing


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------
OCTOBER 31, 1999


                                                                                       SHARES             VALUE
                                                                                -------------     -------------
COMMON STOCKS (82.0%)
      AUSTRALIA (2.1%)
          BROKEN HILL PROPRIETARY CO., LTD. (MINING-METAL/MINERALS)                    11,000     $     113,606
          CABLE & WIRELESS OPTUS LTD. (UTILITIES/COMMUNICATION) *                      39,000            89,220
          PASMINCO LTD. (MINING-METAL/MINERALS) *                                     155,000           148,159
          TELSTRA CORP., LTD. (INSTALLMENT RECEIPTS) (UTILITIES/
          COMMUNICATION) *                                                             31,650           101,449
          WMC LTD. (MINING-METALS/MINERALS)                                            46,000           197,278
                                                                                                  -------------
                                                                                                        649,712
                                                                                                  -------------
      BRAZIL (0.2%)
          CIA TECIDOS DO NORTE DE MINAS SA (TEXTILES)                               1,100,000            50,716
                                                                                                  -------------
      CANADA (3.8%)
          ABITIBI-CONSOLIDATED, INC. (FORESTRY/PAPER PRODUCTS)                         14,300           174,023
          ALCAN ALUMINIUM LTD. (MINING-METAL/MINERALS)                                  2,900            95,129
          ANDERSON EXPLORATION LTD. (OIL) *                                            17,500           225,457
          MANULIFE FINANCIAL CORP. (INSURANCE) *                                       27,000           324,903
          NORTEL NETWORKS CORP. (OFFICE EQUIP./COMP./COMM.)                             2,600           160,059
          SHAW COMMUNICATIONS, INC. (CLASS B) (MEDIA)                                   6,000           182,541
                                                                                                  -------------
                                                                                                      1,162,112
                                                                                                  -------------
      FINLAND (1.5%)
          SONERA OYJ (UTILITIES/COMMUNICATION)                                          8,000           240,060
          STORA ENSO OYJ (FORESTRY/PAPER PRODUCTS)                                     18,000           236,486
                                                                                                  -------------
                                                                                                        476,546
                                                                                                  -------------
      FRANCE (3.9%)
          ALSTOM SA (ELECTRICAL EQUIPMENT)                                              3,500           105,946
          AXA SA (INSURANCE)                                                            1,100           155,041
          BANQUE NATIONALE DE PARIS (BANKS)                                             1,000            87,763
          CAP GEMINI SA (BUSINESS SERVICES)                                             1,100           166,486
          FRANCE TELECOM SA, ADR (UTILITIES/COMMUNICATION)                              1,700           164,475
          LAFARGE SA (CONSTRUCTION/BUILDING MATERIALS)                                  1,200           115,405
          SODEXHO ALLIANCE SA (BUSINESS SERVICES)                                         600            98,378
          TOTAL FINA SA (CLASS B) (OIL)                                                   600            81,036
          USINOR SA (STEEL)                                                             8,400           116,629
          VIVENDI SA (UTILITIES)                                                        1,500           113,592
                                                                                                  -------------
                                                                                                      1,204,751
                                                                                                  -------------
      GERMANY (3.8%)
          DEUTSCHE BANK AG (BANKS)                                                      1,500           107,176
          EPCOS AG (ELECTRONICS) *                                                      7,000           286,716
          MANNESMANN AG (MACHINERY/CAPITAL SPENDING)                                    4,800           756,252
                                                                                                  -------------
                                                                                                      1,150,144
                                                                                                  -------------

      INDIA (3.0%)
          BANK OF BARODA LTD. (BANKS)                                                     100               150
          BHARAT HEAVY ELECTRICALS LTD. (HEAVY ENG./SHIPBUILDING)                      30,000           185,296
          CASTROL (INDIA) LTD. (CHEMICALS)                                             20,000           157,179


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------


                                                                                       SHARES             VALUE
                                                                                -------------     -------------
COMMON STOCKS (CONTINUED)
          INDIAN HOTELS CO., LTD. (ENTERTAINMENT/LEISURE)                              12,900     $     109,140
          INFOSYS TECHNOLOGIES LTD. (BUSINESS SERVICES)                                 2,500           400,322
          SATYAM INFOWAY LTD. ADR (BUSINESS SERVICES) *                                 1,500            58,125
                                                                                                  -------------
                                                                                                        910,212
                                                                                                  -------------
      IRELAND (1.1%)
          BANK OF IRELAND PLC (BANKS)                                                  18,000           140,378
          CRH PLC (CONSTRUCTION/BUILDING MATERIALS)                                     4,300            81,126
          IRISH LIFE & PERMANENT PLC (INSURANCE)                                       11,257           114,767
                                                                                                  -------------
                                                                                                        336,271
                                                                                                  -------------
      ITALY (0.9%)
          ASSICURAZIONI GENERALI S.P.A (INSURANCE)                                      4,200           134,640
          UNICREDITO ITALIANO S.P.A (BANKS)                                            30,000           140,315
                                                                                                  -------------
                                                                                                        274,955
                                                                                                  -------------
      JAPAN (28.7%)
          ASAHI BANK LTD. (BANKS)                                                      63,000           559,007
          AVEX, INC. (ENTERTAINMENT/LEISURE)                                            1,500           316,213
          DAIMEI TELECOM ENGINEERING CORP. (ENGINEERING)                                7,000            82,905
          DEODEO CORP. (RETAIL)                                                         4,000            49,827
          DRAKE BEAM MORIN-JAPAN, INC. (BUSINESS SERVICES)                              1,000           289,383
          EIDEN CO., LTD. (RETAIL)                                                      5,000            55,625
          FANCL CORP. (HEALTH/PERSONAL CARE)                                            1,700           488,693
          FUJI BANK LTD. (BANKS)                                                       25,000           342,564
          FUJI MACHINE MFG. CO., LTD. (MACHINERY/CAPITAL SPENDING)                      5,000           232,369
          FUJITSU LTD. (OFFICE EQUIP./COMP./COMM.)                                     20,000           601,763
          HAPPINET CORP. (RETAIL)                                                       2,000           114,987
          HIROSE ELECTRIC CO., LTD. (ELECTRONICS)                                       2,000           348,601
          JAPAN LIFELINE CO., LTD. (HEALTH/PERSONAL CARE)                               3,900            85,952
          KATOKICHI CO., LTD. (FOOD/BEVERAGES)                                          3,000            53,612
          KEYENCE CORP. (ELECTRONICS)                                                     300            80,347
          MARUBENI CORP. (CONSTRUCTION/BUILDING MATERIALS)                             50,000           159,065
          MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD. (ELECTRONICS)                        9,000           189,297
          MURATA MANUFACTURING CO., LTD. (ELECTRONICS)                                  1,000           128,402
          NEC CORP. (ELECTRONICS)                                                       8,000           161,748
          NIDEC CORP. (ELECTRICAL EQUIPMENT)                                            1,000           194,040
          NIKKO SECURITIES CO., LTD. (FINANCIAL SERVICES)                              15,000           140,858
          NIPPON KANZAI CO., LTD.
          (CONSTRUCTION/BUILDING MATERIALS)                                             5,000           167,689
          NIPPON TELEGRAPH & TELEPHONE CORP. (UTILITIES/
          COMMUNICATION)                                                                   21           321,962
          NTT MOBILE COMMUNICATIONS NETWORK, INC.
          (UTILITIES/COMMUNICATION)                                                        24           637,025
          OBIC CO., LTD. (BUSINESS SERVICES)                                              360           169,030
          OJI PAPER CO., LTD. (FORESTRY/PAPER PRODUCTS)                                14,000            98,601
          RYOHIN KEIKAKU CO., LTD. (RETAIL)                                             3,000           576,657


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------


                                                                                       SHARES             VALUE
                                                                                -------------     -------------
COMMON STOCKS (CONTINUED)
          SAIZERIYA CO., LTD. (RESTAURANTS)                                             1,300     $     103,392
          SANWA BANK LTD., THE (BANKS)                                                 20,000           297,240
          SHIMAMURA CO., LTD. (RETAIL)                                                  2,000           287,466
          SONY CORP. (ELECTRONICS)                                                      2,000           311,614
          TAIYO INK MFG. CO., LTD. (ELECTRONICS)                                        1,000           134,151
          TAKEDA CHEMICAL INDS., LTD. (PHARMACEUTICALS)                                 4,000           229,590
          THK CO., LTD. (MACHINERY/CAPITAL SPENDING)                                    7,000           228,727
          TRANS COSMOS, INC. (BUSINESS SERVICES)                                        1,500           190,446
          WORLD CO., LTD. (RETAIL)                                                      1,800           181,966
          YAMADA DENKI CO., LTD. (RETAIL)                                               2,000           142,392
                                                                                                  -------------
                                                                                                      8,753,206
                                                                                                  -------------
      KOREA (0.8%)
          SAMSUNG ELECTRONICS, GDR (ELECTRONICS)                                        4,000           234,000
                                                                                                  -------------
      MALAYSIA (0.3%)
          STAR CRUISES PLC (ENTERTAINMENT/LEISURE)                                     10,000            85,000
                                                                                                  -------------
      MEXICO (0.3%)
          TELEFONOS DE MEXICO SA, ADR (UTILITIES/COMMUNICATION)                         1,000            85,500
                                                                                                  -------------
      NETHERLANDS (5.0%)
          ASM LITHOGRAPHY HOLDING NV (ELECTRONICS) *                                    1,700           123,463
          EQUANT NV (BUSINESS SERVICES) *                                               5,200           504,400
          ING GROEP NV (INSURANCE)                                                      2,200           129,674
          KONINKLIJKE PHILIPS ELECTRONICS NV (ELECTRICAL EQUIPMENT)                     1,200           122,973
          LAURUS NV (RETAIL)                                                            3,900            86,696
          STMICROELECTRONICS NV (ELECTRONICS)                                           1,200           109,050
          UNITED PAN-EUROPE COMMUNICATIONS NV, ADR (MEDIA) *                            3,400           263,500
          VENDEX KBB NV (RETAIL)                                                        6,000           175,000
                                                                                                  -------------
                                                                                                      1,514,756
                                                                                                  -------------
      SINGAPORE (1.5%)
          DATACRAFT ASIA LTD. (OFFICE EQUIP./COMP./COMM.)                              56,000           257,600
          GES INTERNATIONAL LTD. (OFFICE EQUIP./COMP./COMM.)                          180,000           156,866
          OVERSEA-CHINESE BANKING CORP., LTD. (BANKS)                                   5,250            39,442
                                                                                                  -------------
                                                                                                        453,908
                                                                                                  -------------
      SPAIN (1.5%)
          ARGENTARIA SA (BANKS)                                                         4,700           104,233
          SOGECABLE SA (MEDIA) *                                                        4,100           112,731
          TELEFONICA SA, ADR (UTILITIES/COMMUNICATION) *                                4,680           233,708
                                                                                                  -------------
                                                                                                        450,672
                                                                                                  -------------
      SWEDEN (2.2%)
          ASSA ABLOY AB (CLASS B) (DIVERSIFIED INDS./MANUFACTURING)                    11,880           131,949
          MUNTERS AB (DIVERSIFIED CONSUMER MANUFACTURING)                              17,400           204,874
          SKANDIA INSURANCE CO., LTD. (INSURANCE)                                      14,800           328,760
                                                                                                  -------------
                                                                                                        665,583
                                                                                                  -------------
      SWITZERLAND (2.0%)
          JULIUS BAER HOLDING LTD. (BEARER) (BANKS)                                        30            90,272


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------


                                                                                       SHARES             VALUE
                                                                                -------------     -------------
COMMON STOCKS (CONTINUED)
          NOVARTIS AG (REGISTERED) (PHARMACEUTICALS)                                       90     $     134,669
          ROCHE HOLDING AG (GENUSSSHEINE) (PHARMACEUTICALS)                                19           228,189
          ZURICH ALLIED AG (REGISTERED) (INSURANCE)                                       300           169,911
                                                                                                  -------------
                                                                                                        623,041
                                                                                                  -------------
      THAILAND (1.1%)
          BANGKOK BANK PUBLIC CO., LTD. (FOREIGN) (BANKS) *                            38,000            88,601
          COGENERATION PUBLIC CO., LTD. (FOREIGN)
          (UTILITIES/ELECTRIC & GAS) *                                                 55,000            24,579
          NATIONAL PETROCHEMICAL PUBLIC CO., LTD. PCL (FOREIGN)
          (CHEMICALS) *                                                               100,000            90,026
          SIAM MAKRO PUBLIC CO., LTD. (FOREIGN) (WHOLESALE TRADE)                      25,000            41,774
          THAI FARMERS BANK PUBLIC CO., LTD. (FOREIGN) (BANKS) *                       76,000           107,306
                                                                                                  -------------
                                                                                                        352,286
                                                                                                  -------------
      UNITED KINGDOM (17.1%)
          BARCLAYS PLC (BANKS)                                                          6,600           201,762
          BILLITON PLC (MINING-METAL/MINERALS)                                         69,200           298,638
          BP AMOCO PLC, ADR (OIL)                                                       4,400           254,099
          BRITISH TELECOMMUNICATIONS PLC
          (UTILITIES/COMMUNICATION)                                                    24,500           443,630
          COLT TELECOM GROUP PLC (UTILITIES/COMMUNICATION) *                            6,600           196,997
          COMPASS GROUP PLC (ENTERTAINMENT/LEISURE)                                    37,200           397,991
          GLAXO WELLCOME PLC (PHARMACEUTICALS)                                          6,000           176,824
          GRANADA GROUP PLC (ENTERTAINMENT/LEISURE)                                    38,092           300,650
          HAYS PLC (BUSINESS SERVICES)                                                 18,500           211,434
          HSBC HOLDINGS PLC (BANKS)                                                    17,000           209,076
          NATIONAL WESTMINSTER BANK PLC (BANKS)                                         6,700           151,058
          NEXT PLC (RETAIL)                                                            22,500           242,013
          ORANGE PLC (UTILITIES/COMMUNICATION) *                                        9,000           224,032
          PEARSON PLC (MEDIA)                                                          13,000           291,605
          SHELL TRANSPORT & TRADING CO. PLC (OIL)                                      11,000            84,203
          SHELL TRANSPORT & TRADING CO., ADR (OIL)                                      3,500           160,562
          SMITHKLINE BEECHAM PLC (PHARMACEUTICALS)                                     19,861           255,505
          TELEWEST COMMUNICATIONS PLC (MEDIA) *                                        48,100           209,354
          TESCO PLC (FOOD/BEVERAGES)                                                   37,000           109,891
          VODAFONE AIRTOUCH PLC (UTILITIES/COMMUNICATION)                              52,170           242,265
          WPP GROUP PLC (MEDIA)                                                        51,500           558,165
                                                                                                  -------------
                                                                                                      5,219,754
                                                                                                  -------------
      UNITED STATES (1.2%)
          NTL, INC. (MEDIA) *                                                           2,500           188,437
          SCHLUMBERGER LTD. (OIL)                                                       2,800           169,575
                                                                                                  -------------
                                                                                                        358,012
                                                                                                  -------------

          TOTAL COMMON STOCKS
          (COST $19,629,989)                                                                         25,011,137
                                                                                                  -------------


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------


                                                                                    SHARES OR
                                                                                    PRINCIPAL
                                                                                       AMOUNT             VALUE
                                                                                -------------     -------------
PREFERRED STOCK (0.5%)
      GERMANY
          PORSCHE AG (AUTOMOBILES)
          (COST $56,832)                                                                   50     $     136,636
                                                                                                  -------------

          TOTAL INVESTMENTS, EXCLUDING TEMPORARY
          CASH INVESTMENTS
          (COST $19,686,821)                                                                         25,147,773
                                                                                                  -------------

U.S. TREASURY BILL (6.5%)
          4.460%  12/16/1999
          (COST $1,988,850)                                                         2,000,000         1,988,850
                                                                                                  -------------

REPURCHASE AGREEMENTS (15.2%)
      J.P. MORGAN SECURITIES, INC.
          5.282% DATED 10/29/1999,
          DUE 11/01/1999 IN THE
          AMOUNT OF $3,129,497.
          COLLATERALIZED BY
          U.S. TREASURY BONDS
          6.125% TO 10.375%
          DUE 11/15/2009 TO 8/15/2029
          U.S. TREASURY NOTES
          5.875% TO 6.250%
          DUE 5/31/2000 TO 6/30/2000                                                3,129,044         3,129,044
      MERRILL LYNCH
          5.272% DATED 10/29/1999,
          DUE 11/01/1999 IN THE
          AMOUNT OF $1,500,217
          COLLATERALIZED BY
          U.S. TREASURY STRIPS
          DUE 11/15/2009 TO 02/15/17                                                1,500,000         1,500,000
                                                                                                  -------------

          TOTAL REPURCHASE AGREEMENTS
             (COST $4,629,044)                                                                        4,629,044
                                                                                                  -------------

TOTAL INVESTMENTS (104.2%)
      (COST $26,304,715)                                                                             31,765,667

OTHER ASSETS LESS LIABILITIES (-4.2%)                                                                (1,274,019)
                                                                                                  -------------

NET ASSETS (100.0%)                                                                               $  30,491,648
                                                                                                  =============

* Non-Income Producing


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                               CMC SMALL CAP FUND
                                          CMC INTERNATIONAL STOCK FUND
                                          Portfolios of CMC Fund Trust
                                      STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------
October 31, 1999
                                                                              CMC Small       CMC International
                                                                               Cap Fund              Stock Fund
                                                                      ------------------     ------------------
ASSETS:
  Investments at identified cost ..................................   $      181,597,471     $       19,686,821
  Investments at identified cost - federal income tax purposes.....   $      182,917,712     $       19,686,821
-------------------------------------------------------------------   ------------------     ------------------

  Investments at value.............................................   $      232,491,010     $       25,147,773
  Temporary cash investments, at value.............................            9,254,548              6,617,894
  Cash.............................................................                    -                 68,653
  Cash denominated in foreign currencies (cost $233,775) ..........                    -                233,948
  Receivable for:
    Investments sold...............................................            4,966,269                275,672
    Interest.......................................................               90,652                 19,845
    Dividends......................................................                7,225                 60,576
                                                                      ------------------     ------------------
  Total assets.....................................................          246,809,704             32,424,361
                                                                      ------------------     ------------------

LIABILITIES:
  Payable for:
    Investments purchased..........................................            6,484,595              1,842,331
    Investment management fee .....................................              143,621                 17,737
    Accrued expenses ..............................................               39,265                 34,332
    Foreign capital gains tax......................................                    -                 38,313
    Capital stock redeemed.........................................               13,460                      -
                                                                      ------------------     ------------------
   Total liabilities...............................................            6,680,941              1,932,713
                                                                      ------------------     ------------------

NET ASSETS.........................................................   $      240,128,763     $       30,491,648
                                                                      ==================     ==================

NET ASSETS consist of:
    Unrealized appreciation (depreciation) on:
      Investments..................................................   $       50,893,539     $        5,456,572
      Translation of assets and liabilities in foreign currencies..                    -                 (7,666)
    Undistributed net realized gain from investment transactions...           29,885,983              2,822,061
    Capital paid in................................................          159,349,241             22,220,681
                                                                      ------------------     ------------------

NET ASSETS.........................................................   $      240,128,763     $       30,491,648
                                                                      ==================     ==================

Shares of capital stock outstanding................................           17,668,929              1,707,360
                                                                      ==================     ==================

Net asset value, offering and
   redemption price per share......................................   $            13.59     $            17.86
                                                                      ==================     ==================


                 See Accompanying Notes to Financial Statements

----------------------------------------------------------------------------------------------------------
                                             CMC SMALL CAP FUND
                                        CMC INTERNATIONAL STOCK FUND
                                        Portfolios of CMC Fund Trust
                                          STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999


                                                                                      CMC              CMC
                                                                                    Small    International
                                                                                 Cap Fund       Stock Fund
                                                                            -------------    -------------
INVESTMENT INCOME:
   Income:
      Interest...........................................................   $     740,749    $      76,419
      Dividends..........................................................         367,347          158,561
      Foreign withholding tax on dividend income ........................               -          (17,880
                                                                            -------------    -------------
         Total income....................................................       1,108,096          217,100
                                                                            -------------    -------------

   Expenses:
      Investment management fees ........................................       1,784,355          139,065
      Custodian fees.....................................................          38,267           33,915
      Legal, insurance and audit fees....................................          32,743           32,267
      Transfer agent fees................................................          18,000           18,000
      Trustees' fees.....................................................           9,454            1,131
      Other expenses ....................................................           6,835           19,678
                                                                            -------------    -------------
         Total expenses..................................................       1,889,654          244,056
                                                                            -------------    -------------
   Net investment loss...................................................        (781,558)         (26,956)
                                                                            -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain(loss) from:
      Investment transactions............................................      33,791,649        2,975,930
      Foreignncurrency transactions......................................               -         (110,239)
                                                                            -------------    -------------

         Net realized gain ..............................................      33,791,649        2,865,691
                                                                            -------------    -------------

   Change in net unrealized appreciation or depreciation on:
      Investments........................................................      37,005,516        3,545,846
      Translation of assets and liabilities in foreign currencies........               -           (9,281)
                                                                            -------------    -------------

         Change in net unrealized appreciation...........................      37,005,516        3,536,565
                                                                            -------------    -------------

   Net realized and unrealized gain on investments.......................      70,797,165        6,402,256
                                                                            -------------    -------------

NET INCREASE RESULTING FROM OPERATIONS...................................   $  70,015,607    $   6,375,300
                                                                            =============    =============


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------------------------------------------
                                                       CMC SMALL CAP FUND
                                                  CMC INTERNATIONAL STOCK FUND
                                                  Portfolios of CMC Fund Trust
                                               STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,


                                                                       CMC Small                      CMC International
                                                                       Cap Fund                           Stock Fund
                                                           --------------------------------    --------------------------------
                                                                     1999              1998              1999              1998
                                                           --------------    --------------    --------------    --------------
Operations:
   Net investment income (loss).........................   $     (781,558)   $     (669,344)   $      (26,956)   $      307,230
   Net realized gain (loss) from:
     Investment transactions............................       33,791,649        29,537,972         2,975,930        10,857,469
     Futures contracts..................................                -         1,770,502                 -                 -
     Foreign currency transactions......................                -                 -          (110,239)         (691,668)
   Change in net unrealized appreciation or
     depreciation on:
     Investments........................................       37,005,516       (61,700,383)        3,545,846        (4,831,185)
     Translation of assets and liabilities
       in foreign currencies............................                -                 -            (9,281)           77,019
                                                           --------------    --------------    --------------    --------------
   Net increase (decrease)
     resulting from operations..........................       70,015,607       (31,061,253)        6,375,300         5,718,865

Distributions to shareholders:
   From net realized gain from
     investment transactions............................         (384,566)      (31,308,474)           (3,136)      (10,805,915)
   In excess of net realized gain from
     investment transactions............................                -        (1,826,187)*               -                 -

Net capital share transactions..........................      (97,292,620)     (189,785,414)        8,742,456       (61,006,570)
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) in net assets...................      (27,660,400)     (253,981,328)       15,114,620       (66,093,620)

NET ASSETS:
   Beginning of year ...................................      267,789,163       521,770,491        15,377,028        81,470,648
                                                           --------------    --------------    --------------    --------------

   End of year .........................................   $  240,128,763    $  267,789,163    $   30,491,648    $   15,377,028
                                                           ==============    ==============    ==============    ==============

*    On a tax basis, there was no return of capital.


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant accounting policies:

CMC Small Cap Fund and CMC International Stock Fund (the Funds) are portfolios of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust has established two other portfolios, CMC High Yield Fund and CMC Short Term Bond Fund, neither of which are included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Funds for the preparation of their financial statements in conformity with generally accepted accounting principles.

Investment valuation. Portfolio securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, on the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Trustees.

Repurchase agreements. The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Futures contracts. The CMC Small Cap Fund occasionally utilizes futures contracts to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, US Government securities, or any other portfolio asset as permitted by the Securities and Exchange Commission rules and regulations, equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as the "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the gain or loss is reclassified to realized. Using financial futures contracts involves various market risks. The Fund seeks to reduce these risks by investing in financial futures contracts solely for hedging purposes and not for leverage. However, imperfect correlation's between financial futures and the instruments being hedged or market disruptions do not normally permit full control of these risks at all times. CMC Small Cap Fund has not entered into futures contracts during the year ending October 31, 1999.

Forward currency exchange contracts. The CMC International Stock Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the US dollar value of the portfolio securities denominated in a foreign currency. Contracts are recorded at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency contracts are recorded for financial reporting purposes as unrealized gains or losses. The Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. During the year ending October 31, 1999, the Fund did not enter into any such forward currency contracts.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant accounting policies, continued:

Foreign currency translations. The books and records of the CMC International Stock Fund are maintained in U.S. dollars. Foreign currency transactions are translated into US dollars on the market value of investment securities, other assets, and liabilities at the daily rates of exchange on the valuation date, and purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The CMC International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Interest and dividend income. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Amortization of discounts or accretion of premiums is recorded over the life of the instrument.

Dividends and distributions to shareholders. Dividends from net investment income and distributions from any net realized gains are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales, and passive foreign investment companies.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes. The Funds have made no provision for federal income taxes on net investment income or realized gains from sales of investment securities, since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve them from substantially all federal income taxes.

Foreign capital gains taxes. Realized gains in countries may be subject to foreign taxes at rates ranging from approximately 10% to 30%. The Funds' provides for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Other. Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Realized gains and losses from investments are reported on the basis of identified costs.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.  Investment transactions:

Aggregate purchases, sales and maturities, net realized gain and net unrealized appreciation on investments, excluding short-term investments, as of and for the year ended October 31, 1999 were as follows:

                                                            CMC Small    CMC International
                                                             Cap Fund           Stock Fund
                                                    -----------------    -----------------
Purchases:
  Investment securities other than U.S.
    Government obligations.......................   $     415,105,260    $      21,281,419
                                                    =================    =================

Sales and Maturities:
  Investment securities other than U.S.
    Government obligations.......................   $     490,372,422    $      16,074,686
                                                    =================    =================

Net Realized Gain:
  Investment securities other than U.S.
    Government obligations.......................   $      33,791,649    $       2,975,930
                                                    =================    =================

Unrealized Appreciation (Depreciation) for
  federal income tax purposes:
  Appreciation...................................   $      59,951,171    $       6,280,416
  Depreciation...................................         (10,377,873)            (823,844)
                                                    -----------------    -----------------
    Net unrealized appreciation .................   $      49,573,298    $       5,456,572
                                                    =================    =================


3.   Capital Stock:

                                                   CMC Small Cap Fund           CMC International Stock Fund
                                                 Year Ended October 31,            Year Ended October 31,
                                            -------------------------------   -------------------------------
                                                      1999             1998             1999             1998
                                            --------------   --------------   --------------   --------------
  Shares:
     Shares sold..........................       1,948,298        3,526,101          869,316          140,622
     Shares issued for reinvestment
       of dividends.......................          28,298          795,793              181          861,716
     Shares issued for share split*.......      13,253,670                -                -                -
                                            --------------   --------------   --------------   --------------
                                                15,230,266        4,321,894          869,497        1,002,338
     Less shares redeemed.................      (4,284,571)      (7,189,299)        (388,425)      (1,683,481)
                                            --------------   --------------   --------------   --------------

     Net increase (decrease) in shares....      10,945,695       (2,867,405)         481,072         (681,143)
                                            ==============   ==============   ==============   ==============

  Amounts:
     Sales................................  $   69,448,331   $  166,362,699   $   14,220,602   $    6,648,396
     Reinvestment of dividends............         384,566       31,696,418            3,243       10,805,915
                                            --------------   --------------   --------------   --------------
                                                69,832,897      198,059,117       14,223,845       17,454,311
     Less redemptions.....................    (167,125,517)    (387,844,531)      (5,481,389)     (78,460,881)
                                            --------------   --------------   --------------   --------------

     Net increase (decrease)..............  $  (97,292,620)  $ (189,785,414)  $    8,742,456   $  (61,006,570)
                                            ==============   ==============   ==============   ==============

  Capital stock authorized (shares)            100,000,000                       100,000,000

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   Transactions with affiliates and related parties:

                                                                 CMC Small    CMC International
                                                                  Cap Fund           Stock Fund
                                                              ------------    -----------------
Investment management fees incurred........................   $  1,784,355         $    139,065

Investment management fee computation basis
   (percentage of daily net assets per annum)..............     0.75 of 1%           0.75 of 1%

Transfer agent fee.........................................   $     18,000         $     18,000

Fees earned by trustees not affiliated with the
  Fund's investment adviser or transfer agent..............   $      9,454         $      1,131

The investment adviser of the Funds is Columbia Management Co. (CMC). CMC is an indirect subsidiary of Fleet Boston Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

The transfer agent for the Funds is Columbia Trust Company (CTC), an affiliate of CMC and indirect subsidiary of Fleet. CTC is compensated based on a per account fee or a minimum of $1,500 per month.

The contracts for investment advisory and transfer agent services must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees.

J. Jerry Inskeep, Jr., an officer and trustee of the Trust, is affiliated with Fleet but receives no compensation or other payments from the Trust.

PRICEWATERHOUSECOOPERS

                                                        PricewaterhouseCoopers
                                                        1300 SW Fifth Avenue
                                                        Portland OR 97201-5638
                                                        Telephone (503) 478 6000
                                                        Facsimile (503) 478 6099


                        Report of Independent Accountants


To the Trustees and Shareholders of CMC Fund Trust


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Small Cap Fund and CMC International Stock Fund (the Funds), two of the portfolios of CMC Fund Trust, at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


December 3, 1999

                                                                       Part A-II


               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                     [Logo]
                                    Columbia


                               CMC HIGH YIELD FUND




     CMC High Yield Fund (the "Fund") is a portfolio of CMC Fund Trust seeking to provide investors a high level of current income by investing in below-investment grade securities, commonly known as "junk bonds."











     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                December 20, 1999

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary........................................................... 2
     Goal..................................................................... 2
     Strategy................................................................. 2
     Risk Factors............................................................. 3
     Historical Performance................................................... 5
     Expenses................................................................. 6
Financial Highlights.......................................................... 7
Management.................................................................... 7
Information About Your Investment............................................. 8
     Your Account............................................................. 8
          Buying Shares....................................................... 8
          Selling Shares...................................................... 9
     Distribution and Taxes................................................... 9
          Income and Capital Gains Distributions.............................. 9
          Tax Effect of Distributions and Transactions........................10
More About the Fund...........................................................11
     Investment Strategy......................................................11
     Other Risks..............................................................12
          Zero-Coupon Securities..............................................12
          Year 2000...........................................................12
For More Information..........................................................13


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GOAL
----

What are the Fund's Investment Goals?

          The Fund seeks to provide investors a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

STRATEGY
--------

What investment strategies does the Fund use to pursue these goals?

          The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as "junk bonds." Under normal market conditions, the Fund invests at least 80% of its total assets in high yield corporate debt obligations rated Ba or B by Moody's Investors Services, Inc. ("Moody's") or

     BB or B by Standard and Poor's Corporation ("S&P"). The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings.

             |---------------------------------------------------|
             | By concentrating on corporate debt obligations | | rated Ba or B by Moody's or BB or B by S&P, the | | Fund intends to invest primarily in "upper tier" | | non-investment grade securities. By emphasizing |
             | the "upper tier" of non-investment grade          |
             | securities, the Fund seeks to provide investors | | with access to higher yielding bonds without | | assuming all the risk associated with the broader | | "junk bond" market. A DESCRIPTION OF FIXED INCOME | | SECURITIES RATINGS IS CONTAINED IN THE FUND'S |
             | STATEMENT OF ADDITIONAL INFORMATION.              |
             |---------------------------------------------------|

          In selecting securities for the Fund, Columbia Management Co., the investment adviser for the Fund ("CMC" or "Adviser"), conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the Adviser anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the Adviser conducts intensive, fundamental research to identify attractive individual securities within the targeted industries and market sectors. This investment strategy is intended to give CMC a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long-term.

RISK FACTORS
------------

What are the principal risks of investing in the Fund?

          The fixed income securities held in the Fund's investment portfolio are subject to interest rate risk and credit risk, both of which could cause the value of your investment to go down and impact the total return you receive on your investment.

          INTEREST RATE RISK refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

             |----------------------------------------------------|
             | When interest rates go up, the value of the Fund's | | portfolio will likely decline because fixed income | | securities in the portfolio are paying a lower | | interest rate than what investors could obtain in | | the current market. When interest rates go down, | | the value of the Fund's portfolio will likely |
             | rise, because fixed income securities in the       |
             | portfolio are paying a higher interest rate than   |
             | newly issued fixed income securities.              |
             |----------------------------------------------------|

     The amount of change in the value of the Fund's portfolio depends upon several factors, including the maturity date of the bonds in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

          CREDIT RISK refers to the ability of the issuer of the bond to meet interest and principal payments when due. Generally, higher yielding bonds, such as those purchased by the Fund, are subject to greater credit risk than higher quality, lower yielding bonds. High yield bonds may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. High yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. Since the price of a high yield bond is generally very sensitive to the financial conditions of the issuer, the market for high yield bonds can behave more like the equity market. Adverse changes in economic conditions, an issuer's financial condition, and increases in interest rates may negatively affect the market for lower-rated debt securities, more than higher-rated debt securities. In addition, the secondary markets for lower-rated securities may be less liquid and less active than markets for higher-rated securities, which may limit the ability of the Fund to sell lower-rated securities at their expected value.


          You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments as a result of the above risks. You should invest in this Fund only if you are willing to accept significant fluctuations in the value of your investment in exchange for the opportunity to achieve a high level of current income. An investment in this Fund should be part of a balanced investment program.


          See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?


          The bar chart and table below illustrate the Fund's annual returns as well as its long term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index, a widely recognized unmanaged index representing the average market-weighted performance of U.S. Treasury and aggregate securities, investment grade corporate bonds, and mortgage-backed securities with maturities greater than one year and the Lipper High Yield Bond Fund Index, which reflects equally-weighted performance of the 30 largest mutual funds within its category. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.


     Year-By-Year Total Return As Of 12/31 Each Year


     Graphic bar chart depicting "Year-By-Year Total Return as of 12/31 Each Year":

                   Year                Total Return Percentage
                   ----                -----------------------
                   1995                        19.86%
                   1996                         9.70%
                   1997                        12.12%
                   1998                         7.33%

         Best Quarter:                 2Q '95      5.72%
         Worst Quarter:                3Q '98     -0.25%
     ---------------------------------------------------------

     Average Annual Total Returns As Of 12/31/98

                                                                  Inception
                                                      1 Year       (7/6/94)
     ----------------------------------------------------------------------
     CMC High Yield Fund                               7.33%         11.02%
     Lehman Aggregate Bond Index                       8.69%          9.00%
     Lipper High Yield Bond Fund Index                -0.08%          9.09%*

     The Fund's year-to-date total return as of 9/30/99 was 0.06%.

     * Performance for the Lipper High Yield Bond Index begins on 7/1/94.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

          The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of Fund assets and are therefore reflected in the share price.

             |----------------------------------------------|
             | The fund has no sales charge (load) or 12b-1 |
             | distribution fees.                           |
             |----------------------------------------------|


     -------------------------------------------------------------------
     Fee Table

     Shareholder transaction fees (fees paid directly          None
     from your investment)

     Annual Fund Operating Expenses (expenses that are paid out of Fund assets)

          Management Fees                                      0.40%
          Distribution and/or Service (12b-1) Fees             None
          Other Expenses                                       0.03%

               Total Fund Operating Expenses                   0.43%
     -------------------------------------------------------------------


     Expense Example

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year     3 Years     5 Years     10 Years
                     ------     -------     -------     --------
                     $   44     $   138     $   241     $    542

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."


                                                                 Fiscal Year Ended October 31,
                                                   --------------------------------------------------------
                                                       1999        1998        1997        1996        1995
                                                   --------    --------    --------    --------    --------
Net asset value, beginning of year .............   $   8.95    $   9.21    $   8.99    $   9.06    $   8.62
                                                   --------    --------    --------    --------    --------
Income from investment operations:
Net investment income ..........................       0.74        0.76        0.80        0.81        0.83
Net realized and unrealized gains (losses)
  on investments................................      (0.41)      (0.21)       0.32        0.03        0.53
                                                   --------    --------    --------    --------    --------
     Total from investment operations...........       0.33        0.55        1.12        0.84        1.36
                                                   --------    --------    --------    --------    --------

Less distributions:
Dividends from net investment income............      (0.74)      (0.76)      (0.80)      (0.81)      (0.83)
Distributions from net capital gains............      (0.00)*     (0.05)      (0.10)      (0.10)      (0.09)
                                                   --------    --------    --------    --------    --------
     Total distributions........................      (0.74)      (0.81)      (0.90)      (0.91)      (0.92)
                                                   --------    --------    --------    --------    --------

Net asset value, end of year....................   $   8.54    $   8.95    $   9.21    $   8.99    $   9.06
                                                   ========    ========    ========    ========    ========

Total return....................................       3.75%       6.00%      12.90%       9.61%      16.49%

Ratios/Supplemental data
Net assets, end of year (in thousands)..........   $271,551    $263,912    $119,196    $ 69,614    $ 42,192
Ratio of expenses to average net assets.........       0.43%       0.45%       0.45%       0.50%       0.54%
Ratio of net income to average net
   assets ......................................       8.39%       8.28%       8.60%       8.90%       9.36%
Portfolio turnover rate.........................      62.27%      70.56%      68.96%      56.06%      45.64%

*    Amount represents less than $0.01 per share.

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.



--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

     The Fund's investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or Adviser). CMC has acted as an investment adviser since 1969.

     The Fund has contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. For the fiscal year ended October 31, 1999, the Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.40%.


     CMC uses an investment team approach to analyze investment themes and strategies for the Fund. Members of the investment team are responsible for the analysis of particular industries and market sectors within those industries, and for recommendations on individual securities within those industries and market sectors. Mr. Jeffrey L. Rippey, a Vice President of CMC and a Chartered Financial Analyst, has, since inception of the Fund (July 1994), had responsibility for implementing, on a daily basis, the investment strategies developed for the Fund. Mr. Rippey joined the Adviser in 1981 as a portfolio analyst and member of the investment team.


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

     Buying Shares
     -------------


          Shares in the Fund are available for purchase by clients of CMC enabling them to invest in a diversified portfolio of lower-rated fixed income securities in a pooled environment, rather than purchasing securities on an individual basis.

          If you want to invest in the Fund, contact your CMC representative at 1-800-547-1037. CMC may, at its discretion also use the Fund as a way to diversify the portfolios of its separately managed accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Security Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fidicuary and certain conditions are satisfied. See the Statement of Additional Information for more detail.


          The price for Fund shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock

     Exchange (usually 4:00 p.m., Eastern time), every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

          The Fund uses market value to value its securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. The Fund constantly monitors the prices received from market makers and its pricing service and, at times, will manually price its securities using procedures established by and under the general supervision of the Fund's Board of Trustees. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.

          Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

     Selling Shares
     --------------

          You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

          The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

DISTRIBUTION AND TAXES
----------------------

     Income and Capital Gains Distributions
     --------------------------------------


          Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.


     Tax Effect of Distributions and Transactions
     --------------------------------------------

          The dividends and distributions of the Fund are taxable to most investors unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

        |------------------------------------------------------------|
        | Taxability of Distributions                                |
        |                                                            |
        | Type of                    Tax Rate for  Tax Rate for 28%  |
        | Distribution               15% Bracket   Bracket or Higher |
        | ------------               ------------  ----------------- |
        |                                                            |
        | Income Dividends           Ordinary      Ordinary          |
        |                            Income Rate   Income Rate       |
        |                                                            |
        | Short Term Capital Gains   Ordinary      Ordinary          |
        |                            Income Rate   Income Rate       |
        |                                                            |
        | Long Term Capital Gains    10%           20%               |
        |------------------------------------------------------------|

          The Fund expects that, as a result of its investment objective to achieve a high level of current income, its distributions will consist primarily of income dividends. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

          The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

             |---------------------------------------------------|
             | Your investment in the Fund could have additional |
             | tax consequences. Please consult your tax         |
             | professional for assistance.                      |
             |---------------------------------------------------|

--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

     In selecting investments, and to supplement the credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis, supplemented by a bottom up company analysis. Top down analysis begins with an overall evaluation of the investment environment, which allows the Adviser to determine specific industries and market sectors within those industries, and desired levels of portfolio quality, maturity and duration to emphasize. Factors the Adviser considers in its top down analysis include:

     o    economic growth
     o    inflation
     o    interest rates
     o    federal reserve policy
     o    corporate profits
     o    demographics
     o    money flows

     Once individual sectors, types of instruments and markets have been identified, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of a company's:

     o    financial condition
     o    quality of management
     o    earnings growth and profit margins
     o    sales trends
     o    potential for new product development
     o    financial ratios
     o    investment in research and development

     By utilizing this investment strategy the Adviser strives to anticipate and act upon market change, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.

     Although under normal market conditions the Fund will invest at least 80% of its total assets in high yield corporate debt obligations rated Ba or B by Moody's or BB or B by S&P, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic or political conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

OTHER RISKS
-----------

     In addition to the certain risks stated in the "RISK/RETURN SUMMARY" in this Prospectus, there are other risks of investing in the Fund such as:

     Zero-Coupon Securities
     ----------------------

          The Fund may invest in lower-rated debt securities structured as zero-coupon securities. A zero-coupon security does not pay periodic interest. Instead, the issuer sells the security at a substantial discount from its stated value at maturity. The interest equivalent received by the investor from holding this security to maturity is the difference between the stated maturity value and the purchase price. The Fund accrues taxable income on zero-coupon securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

     Year 2000
     ---------


          Many of the services provided to the Funds by the Adviser and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. In the past many computer software systems could not distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This condition could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser has informed the Fund that it has completed all necessary changes to its computer systems to prepare for the year 2000 and expects that its systems, and those of the Fund's outside service providers, will be ready for the year 2000. CMC does not expect the costs related to the year 2000 problem to be substantial to the Fund since those costs are borne by CMC and the Fund's other outside service providers and not directly by the Fund.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

     You can find additional information on the Fund's structure and its performance in the following documents:

     o Annual/Semiannual Reports. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

     o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.


     A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.


     A copy of the SAI and current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report without charge, or to make inquiries of the Fund, you may contact:

                           CMC Fund Trust
                           1300 S.W. Sixth Avenue
                           Portland, Oregon  97201
                           Telephone: 1-800-547-1037.


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number:  811-5857

                                                                       Part B-II
                                                     Reg. Nos. 33-30394/811-5857

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC High Yield Fund (the "Fund").


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 20, 1999 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.



                                TABLE OF CONTENTS

Description of the Fund....................................................... 2
Management....................................................................17
Investment Advisory and Other Fees Paid to Affiliates.........................19
Portfolio Transactions........................................................20
Capital Stock and Other Securities............................................22
Purchase, Redemption and Pricing of Shares....................................22
Custodians....................................................................25
Independent Accountants.......................................................25
Taxes.........................................................................25
Yield and Performance.........................................................29
Financial Statements..........................................................31




                                December 20, 1999

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

     The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are four portfolios established under the Trust: the Fund, CMC Short Term Bond Fund, CMC Small Cap Fund, and CMC International Stock Fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser to the Fund is Columbia Management Co. (the "Adviser").

INVESTMENT OBJECTIVE, POLICIES AND RISK
---------------------------------------

     The Fund's primary investment objective is to provide shareholders with a high level of current income. The Fund's objective may not be changed without a vote of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.

     To achieve its investment objective, the Fund generally will invest at least 80% of its total assets in high yield corporate debt obligations rated Ba or B by Moody's Investors Services, Inc. ("Moody's") or BB or B by Standard and Poor's Corporation ("S&P"). The Fund may not invest in any fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of its total assets in corporate debt obligations rated Caa or CCC. The Fund may also invest in unrated securities when it believes the security is of comparable quality to that of securities eligible for purchase by the Fund. Securities rated Ba or less by Moody's or BB or less by S&P, commonly referred to as "junk bonds," are considered noninvestment grade securities, subject to a high degree of risk, and considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value. The Fund should represent only a portion of a balanced investment program. See the Prospectus "RISK/RETURN SUMMARY, RISK FACTORS," for a description of the principal risks of investing in lower-rated securities. Bond ratings are described below under "INVESTMENTS HELD BY THE FUND."

     The securities ratings by Moody's and S&P are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of the rating. As a result, the rating assigned to a security does not necessarily reflect the issuer's current financial condition, which may be better or worse than the rating indicates. Credit ratings are only one factor the Adviser relies on in evaluating lower-rated fixed income securities. The analysis by the Adviser of a lower-rated security may also include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. Because of the number of investment considerations involved in investing in lower-rated securities, achievement of the Fund's investment objective may be more dependent upon the Adviser's credit analysis than is the case with investing in higher quality debt securities.

     There are no limitations on the dollar weighted average maturity of the Fund's portfolio. Although a substantial portion of the lower-rated debt securities that may be purchased by the Fund have maturities ranging from less than one year to 10 years, the Fund may also purchase securities with maturities of up to 30 years. Securities will be selected on the basis of the Fund's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates generally will be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in greater realized capital gains and losses than would be the case if the Fund generally held all securities to maturity.


     Depending upon the prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In addition to current yield, in making investment decisions, the Fund will consider factors, such as preservation of capital, maturity, and yield to maturity.


     An economic downturn or increase in interest rates is likely to have a greater negative effect on the ability of the issuers of the Fund's securities to pay principal and interest, meet projected business goals, and obtain additional financing than issuers of higher-rated securities. These circumstances also may result in a higher incidence of defaults compared to higher-rated securities. In addition to general economic conditions, the price of a lower-rated debt security is more sensitive to the financial condition of the issuer than is the case with higher-rated debt securities. Consequently, the market for lower-rated bonds often behaves more like the market for equity securities. Adverse changes in economic conditions or an issuer's financial condition and increases in interest rates may adversely affect the market for lower-rated debt securities, the value of such securities in the Fund's portfolio, and, therefore, the Fund's net asset value. As a result, investment in the Fund is more speculative than investment in shares of a fund that invests primarily in higher-rated debt securities.

     The markets for lower-rated securities may be less liquid and less active than markets for higher-rated securities. These factors may limit the ability of the Fund to sell lower-rated securities at their expected value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method the Board of Trustees believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than it does in valuing securities for which more extensive quotations and last sale information are available.

INVESTMENTS HELD BY THE FUND
----------------------------

     In addition to corporate debt obligations such as bonds, debentures and notes, securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. Additional information with respect to certain of the securities in which the Fund may invest is set forth below.

Securities Rating Agencies
--------------------------

     The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

     Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

     Aaa - Best quality; smallest degree of investment risk.

     Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

     A - Many favorable investment attributes; considered upper medium-grade obligations.

     Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

     B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

     S&P -- The following is a description of S&P's bond ratings:

     AAA - Highest rating; extremely strong capacity to pay principal and interest.

     AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

     A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

     Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

     BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

     B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Certificates of Deposit
-----------------------

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Bankers' Acceptances
--------------------

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit
-----------------

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper
----------------

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

Government Securities
---------------------

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

     The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

     The Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities
--------------------------------

     The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

     The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions
-----------------

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions
------------------------------------------


     The Fund may invest up to 5 percent of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire. The Fund may only write call options that are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. The Fund may write such options on up to 25 percent of its net assets.


     The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

     The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Code.

Foreign Securities
------------------

     The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

Repurchase Agreements
---------------------

     The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

     No illiquid securities will be acquired by the Fund if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants
-----------------------------------

     The Fund may invest in corporate debt securities or preferred stocks that are convertible into or exchangeable for common stock. The Fund may also acquire common stock in the following circumstances: in connection with the purchase of a unit of securities that include both fixed income securities and common stock; when fixed income securities held by the Fund are converted by the issuer into common stock; upon the exercise of warrants attached to fixed income securities held by the Fund; and if purchased in the context of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the Fund in these circumstances may be held by the Fund to permit an orderly disposition or to establish long term holding periods for income tax purposes.

|------------------------------------------------------------------------------|
| Temporary Investments                                                        |
| ---------------------                                                        |
|                                                                              |
| When, as a result of market conditions, the Fund determines a temporary | | defensive position is warranted to help preserve capital, the Fund may, | | without limit, temporarily retain cash or invest in prime commercial paper, |
| high-grade debt securities, securities of the U.S. Government and its        |
| agencies and instrumentalities, and high-quality money market instruments, | | including repurchase agreements. When the Fund assumes a temporary defensive |
| position, it is not invested in securities designed to achieve its           |
| investment objective of providing investors a high level of current income.  |
|------------------------------------------------------------------------------|

INVESTMENT RESTRICTIONS
-----------------------

     The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investments in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

     1. Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may invest up to 25 percent of the value of its total assets in any one industry and more than 25 percent of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the Adviser.

     3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND" for a complete discussion of illiquid securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     9. Purchase securities of other open-end investment companies.

     10. Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14. Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


     The Fund is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia National Municipal Bond Fund, Inc. since January 1999; Columbia Small Cap Fund, Inc. since August 1996; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 68, Chairman, President, and Trustee of the Trust; Chairman, President, and Director of each of the Columbia Funds; Consultant with Fleet Boston Corporation (since December 1997); formerly Chairman and a Director of Columbia Management Co., Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 67, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

THOMAS R. MACKENZIE, Age 72, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Founder and Director of Group Mackenzie (architecture, planning, interior design, civil and structural engineering). Mr. Mackenzie's address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

ROBERT J. MOORMAN, * Age 48, Secretary of the Trust and each of the Columbia Funds (since January 1998); attorney with Stoel Rives LLP. Mr. Moorman's business address is 900 S.W. Fifth Avenue, Suite 2600, Portland, Oregon 97204-1268.

RICHARD L. WOOLWORTH, Age 58, Trustee of the Trust; Director of each of the Columbia Funds; Chairman of Regence Blue Cross Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 200 S.W. Market Street, Suite 1500, Portland, Oregon 97201.


     *Mr. Inskeep and Mr. Moorman are each an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no trustee fees or salaries from the Trust or the Fund.


     The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 1999.


                                                     Total Compensation from the
Trustee                  Compensation From Trust       Trust and Columbia Funds
-------                  -----------------------     ---------------------------
Richard L.  Woolworth           $ 9,000                        $ 32,000
Thomas R. Mackenzie             $ 9,000                        $ 31,000
James C. George                 $ 9,000                        $ 31,000


     At November 30, 1999, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Fund:



                                                     Shares Beneficially Owned
Name and Address                                        at November 30, 1999
----------------                                     -------------------------

Carpenters Pension Trust Fund                        4,083,708        (12.98%)
For Southern California
So. Calif.-Nevada Regional Council of Carpenters
520 South Virgil Avenue
Los Angeles, CA  90020

Legacy Fixed Income Investment Fund                  4,605,693        (14.64%)
Legacy Health Systems
Corporate Financial Administrative Services
1919 N.W. Lovejoy
Portland, OR  97209

Lumber Industry Pension Fund                         1,579,340         (5.02%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------


     The investment adviser to the Fund is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Boston Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


     The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


     For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.40 of 1 percent of its daily net assets. Advisory fees paid by the Fund to the Adviser were $1,140,751, $853,566 and $354,620 for fiscal year 1999, fiscal year 1998, and fiscal year 1997, respectively.

     The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 to the Trust Company for services performed for fiscal 1999 under the transfer agent agreement relating to the Fund.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

     Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction. No brokerage commissions were paid by the Fund during the last three fiscal years.


     The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the Investment Company Act of 1940.


     Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliates, including Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund, and the other portfolios of the Trust and other accounts will be made on an equitable basis.


     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading

Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, and CMC Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------


     Shareholders of the Fund are investment advisory clients of the Adviser. However, with respect to assets of an investment advisory client of the Adviser invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).


     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or
(4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

     The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

     The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding. The Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the average between representative bid and asked quotations obtained from a third party pricing service or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.


     Certain fixed income securities for which daily market quotations are not readily available, or which the Adviser believes are not accurately valued, may be valued by the Adviser, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


     U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). The Chase Manhattan Bank ("Chase" or a "Custodian"), 3 Chase Metrotech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


     The Fund is authorized to invest up to 10% of its total assets in fixed income securities of foreign issuers, denominated in U.S. dollars. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has four portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     The Fund may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, the Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, the Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because the Fund must distribute 90 percent of its income to remain qualified as a registered investment company, the Fund may need to use its cash reserves or be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

     The Fund may invest up to 10 percent of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933 (the "1933 Act"), as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes
------------------

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

     The foregoing summary of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

             Yield = 2 [( a-b + 1)6 -1]
                         ----
                          cd

     Where:  a  =  dividends and interest earned during the period.

             b  =  expenses accrued for the period.

             c  =  the average daily number of shares outstanding
                   during the period that were entitled to receive dividends.

             d  =  the maximum offering price per share on the last
                   day of the period.


     The Fund uses generally accepted accounting principles in determining its income, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the Fund for the 30 day period ended October 31, 1999 was 9.00%.


     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             P(1+T)n  =  ERV

     Where:  P    =  a hypothetical initial payment of $1000

             T    =  average annual total return

             n    =  number of years

             ERV  =  ending redeemable value of a hypothetical
                     $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)


     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 1999, the average annual return for the Fund for the 1 year, 5 year periods and since inception (July 6, 1994) was 3.75%, 9.65%, and 9.33%, respectively.

     The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's The Dow Jones Business and Financial Weekly, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.


     The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.


     The Fund may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.


     The yield of the Fund is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term.

Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements for the Fund for the fiscal year ended October 31, 1999, together with the Independent Accountant's Report of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information.

                               CMC HIGH YIELD FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC High Yield Fund. For the fiscal year ended October 31, 1999, the Fund had a total return of 3.75%. In comparison, the Lipper High Yield Bond Index had a total return of 7.38%, and the Lehman Aggregate Index reported a return of 0.53% for the same period.

The high yield market began the fiscal year on a positive note thanks to a sound U.S. economy and strong stock market performance. Treasury yields rose at the close of 1998, narrowing the difference in yields between Treasuries and high yield bonds, and prices for high yield bonds rose. The favorable environment continued into 1999 as persistent economic growth steered investors away from U.S. Treasuries and toward riskier, more aggressive investments, such as junk bonds. High yield bonds became the best performing securities of all domestic fixed income assets in the second quarter of the reporting period and maintained their momentum through the third fiscal quarter, outperforming the investment-grade market. Higher energy prices prompted an increase in the portfolio's energy weighting, which allowed the Fund to maintain its steady performance.

In the final fiscal quarter, greater volatility in the stock and bond markets elevated investor nervousness. Yields rose modestly, driving down bond prices. Furthermore, high yield bonds significantly underperformed investment-grade alternatives. In a strong economy, the lowest quality junk bonds tend to perform the best. Keeping with its more conservative nature, the CMC High Yield Fund focuses on the "upper tier" of non-investment-grade bonds; while the Fund outperformed investment-grade bonds during the fiscal year, it did not perform as well as the broader junk bond market. During this challenging time, the Fund benefited from its holdings in the telecommunications, broadcasting, cable TV and energy sectors.

In addition to a positive economic outlook, yields on high yield bonds are above historical averages compared to Treasuries. We believe that high yield bonds will continue to offer substantial return potential for investors with a higher risk tolerance.

On October 31, 1999, the Fund had a duration of 4.15 years and a weighted average maturity of 6.58 years. The Fund's top ten holdings (as a percentage of net assets) as of October 31, 1999 were:

     Unisys Corp. (2.5%)
     Healthsouth Corp. (2.5%)
     Lenfest Communications, Inc. (2.4%)
     Westpoint Stevens, Inc. (2.4%)
     Outdoor Systems, Inc. (2.3%)
     Newpark Resources, Inc. (2.3%)
     Adelphia Communications Corp. (2.3%)
     Lamar Media Corp. (2.2%)
     Fox/Liberty Networks L.L.C. (2.2%)
     Comcast Corp. (2.2%)

We appreciate your continued confidence in CMC High Yield Fund.

The Columbia Investment Team

December 3, 1999

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($9,000-$17,000) of CMC High Yield Fund, Lipper High Yield Bond and Lehman Aggregate Bond for the period 7/6/94 to 10/31/99 to $16,044, $15,055 and $14,683, respectively:

                                        Average Annual Total Return
                                   --------------------------------------
                                   1 Year     5 Years     Since Inception
                                   ------     -------     ---------------
CMC High Yield                      3.75%       9.65%          9.33%
Lipper Current High Yield           7.38%       8.53%          8.02%
Lehman Aggregate Bond               0.53%       7.94%          7.52%

Past performance does not guarantee future results. Performance for CMC High Yield Fund and the Lehman Aggregate Index begin with the Fund's inception date on 7/6/94. Performance for the Lipper High Yield Bond Fund Index begins on 7/1/94. Total return performance is illustrated for the periods ended October 31, 1999. The Lehman Aggregate Bond Index represents average market-weighted performance of U.S. Treasury and aggregate securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Lipper High Yield Bond Fund Index reflects equally-weighted performance of the 30 largest mutual funds within its category.

--------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL HIGHLIGHTS
                                 (For a Fund Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------------------------------------------


                              CMC HIGH YIELD FUND
                              -------------------

                                                                        Year Ended October 31,
                                                      --------------------------------------------------------------
                                                            1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year................    $     8.95   $     9.21   $     8.99   $     9.06   $     8.62
                                                      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income..........................          0.74         0.76         0.80         0.81         0.83
   Net realized and unrealized gains (losses)
     on investments...............................         (0.41)       (0.21)        0.32         0.03         0.53
                                                      ----------   ----------   ----------   ----------   ----------
       Total from investment operations...........          0.33         0.55         1.12         0.84         1.36
                                                      ----------   ----------   ----------   ----------   ----------

Less distributions:
   Dividends from net investment income...........         (0.74)       (0.76)       (0.80)       (0.81)       (0.83)
   Distributions from net capital gains...........         (0.00)*      (0.05)       (0.10)       (0.10)       (0.09)
                                                      ----------   ----------   ----------   ----------   ----------
       Total distributions........................         (0.74)       (0.81)       (0.90)       (0.91)       (0.92)
                                                      ----------   ----------   ----------   ----------   ----------

Net asset value, end of year......................    $     8.54   $     8.95   $     9.21   $     8.99   $     9.06
                                                      ==========   ==========   ==========   ==========   ==========

Total return......................................          3.75%        6.00%       12.90%        9.61%       16.49%

Ratios/Supplemental data
Net assets, end of year (in thousands)............    $  271,551   $  263,912   $  119,196   $   69,614   $   42,192
Ratio of expenses to average net assets...........          0.43%        0.45%        0.45%        0.50%        0.54%
Ratio of net income to average net assets.........          8.39%        8.28%        8.60%        8.90%        9.36%
Portfolio turnover rate...........................         62.27%       70.56%       68.96%       56.06%       45.64%

*    Amount represents less than $0.01 per share.

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------------------
OCTOBER 31, 1999


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (96.3%)
INDUSTRIAL (77.0%)
BASIC INDUSTRY & MANUFACTURING (7.9%)
FOREST PRODUCTS (0.6%)
STONE CONTAINER CORP.
 SENIOR NOTES
  11.500% 10/01/2004                                       $   1,600,000     $   1,672,000
                                                                             -------------
MANUFACTURING (6.5%)
BALL CORP.
 SENIOR NOTES
   7.750% 08/01/2006                                           2,450,000         2,388,750
BALL CORP.
 SENIOR SUBORDINATED NOTES
   8.250% 08/01/2008                                           4,340,000         4,231,500
SILGAN HOLDINGS, INC.
 SENIOR SUBORDINATED DEBENTURES
   9.000% 06/01/2009                                           2,715,000         2,572,462
TITAN WHEEL INTERNATIONAL, INC.
 SENIOR SUBORDINATED NOTES
   8.750% 04/01/2007                                           2,075,000         1,867,500
WESTPOINT STEVENS, INC.
 SENIOR NOTES
   7.875% 06/15/2005                                           6,950,000         6,463,500
                                                                             -------------
                                                                                17,523,712
                                                                             -------------
METALS/MINING (0.8%)
RYERSON TULL, INC.
 NOTES
   8.500% 07/15/2001                                           2,250,000         2,301,640
                                                                             -------------

TOTAL BASIC INDUSTRY & MANUFACTURING                                            21,497,352
                                                                             -------------
BUSINESS & CONSUMER SERVICES (30.5%)
SERVICES & PUBLISHING (8.0%)
ALLIED WASTE NORTH AMERICA, INC.
 SENIOR NOTES, SERIES B
   7.625% 01/01/2006                                           2,800,000         2,446,500
AVIATION SALES CO.
 SENIOR SUBORDINATED NOTES
   8.125% 02/15/2008                                           1,185,000           948,000
IRON MOUNTAIN, INC.
 SENIOR SUBORDINATED NOTES
  10.125% 10/01/2006                                           5,000,000         5,125,000


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (CONTINUED)
PIERCE LEAHY CORP.
 SENIOR SUBORDINATED NOTES
  11.125% 07/15/2006                                       $   3,112,000     $   3,290,940
UNITED STATIONERS SUPPLY CO.
 SENIOR SUBORDINATED NOTES
   8.375% 04/15/2008                                           5,065,000         4,571,162
USA WASTE SERVICES, INC.
 NOTES
   6.125% 07/15/2001                                           5,500,000         5,166,865
                                                                             -------------
                                                                                21,548,467
                                                                             -------------
ENTERTAINMENT & MEDIA (22.5%)
ADELPHIA COMMUNICATIONS CORP.
 SENIOR NOTES, SERIES B
  10.500% 07/15/2004                                           5,965,000         6,114,125
CAPSTAR BROADCASTING CORP.
 SENIOR SUBORDINATED NOTES, SERIES B
  10.750% 05/15/2006                                           1,442,000         1,600,620
CENTURY COMMUNICATIONS CORP.
 SENIOR DISCOUNT NOTES
   0.000% 03/15/2003                                           6,985,000         4,915,694
CINEMARK USA, INC.
 SENIOR SUBORDINATED NOTES, SERIES B
   9.625% 08/01/2008                                           3,075,000         2,690,625
COMCAST CORP.
 SENIOR SUBORDINATED DEBENTURES
   9.500% 01/15/2008                                           5,825,000         6,037,263
CSC HOLDINGS, INC.
 SENIOR SUBORDINATED NOTES
   9.250% 11/01/2005                                             700,000           701,750
FOX/LIBERTY NETWORKS L.L.C.
 SENIOR NOTES
   8.875% 08/15/2007                                           5,975,000         6,064,625
HOLLINGER INTERNATIONAL PUBLISHING, INC.
 SENIOR NOTES
   8.625% 03/15/2005                                           4,160,000         4,056,000
JACOR COMMUNICATIONS CO.
 SENIOR SUBORDINATED NOTES, SERIES B
   8.750% 06/15/2007                                           5,225,000         5,251,125
LAMAR MEDIA CORP.
 SENIOR SUBORDINATED NOTES
   9.625% 12/01/2006                                           5,960,000         6,079,200
LENFEST COMMUNICATIONS, INC.
 SENIOR NOTES
   8.375% 11/01/2005                                           6,200,000         6,463,810


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (CONTINUED)
NEWS CORPORATION LTD.
 SENIOR SUBORDINATED NOTES
   8.750% 02/15/2006                                       $   2,250,000     $   2,311,875
OUTDOOR SYSTEMS, INC.
 SENIOR SUBORDINATED NOTES
   9.375% 10/15/2006                                           5,990,000         6,259,550
PRIMEDIA, INC.
 SENIOR NOTES
  10.250% 06/01/2004                                           2,600,000         2,639,000
                                                                             -------------
                                                                                61,185,262
                                                                             -------------

TOTAL BUSINESS & CONSUMER SERVICES                                              82,733,729
                                                                             -------------

CONSUMER CYCLICAL (14.1%)
AUTO & AUTO PARTS (4.7%)
AMERICAN AXLE & MANUFACTURING, INC.
 SENIOR SUBORDINATED NOTES
   9.750% 03/01/2009                                           3,000,000         2,970,000
FEDERAL MOGUL CORP.
 NOTES
   7.750% 07/01/2006                                           1,960,000         1,837,422
HAYES WHEELS INTERNATIONAL, INC.
 SENIOR SUBORDINATED NOTES, SERIES B
   9.125% 07/15/2007                                           4,465,000         4,252,912
LEAR CORP. (144A)
 SENIOR NOTES
   7.960% 05/15/2005                                           3,800,000         3,719,250
                                                                             -------------
                                                                                12,779,584
                                                                             -------------
HOTELS & GAMING (4.2%)
HARRAHS OPERATING, INC.
 SENIOR SUBORDINATED NOTES
   7.875% 12/15/2005                                           5,700,000         5,429,250
INTERNATIONAL GAME TECHNOLOGY
 SENIOR NOTES
   7.875% 05/15/2004                                           3,950,000         3,792,000
STATION CASINOS, INC.
 SENIOR SUBORDINATED NOTES
   9.750% 04/15/2007                                           2,175,000         2,207,625
                                                                             -------------
                                                                                11,428,875
                                                                             -------------
HOUSING RELATED (1.0%)
WEBB (DEL) CORP.
 SENIOR SUBORDINATED DEBENTURES
   9.000% 02/15/2006                                           2,990,000         2,631,200
                                                                             -------------


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (CONTINUED)
RETAIL (3.0%)
MAXIM GROUP, INC.
 SENIOR SUBORDINATED NOTES, SERIES B
   9.250% 10/15/2007                                       $   3,100,000     $   2,573,000
ZALE CORP.
 SENIOR NOTES, SERIES B
   8.500% 10/01/2007                                           5,650,000         5,480,500
                                                                             -------------
                                                                                 8,053,500
                                                                             -------------
OTHER (1.2%)
TRICON GLOBAL RESTAURANTS, INC.
 SENIOR NOTES
   7.450% 05/15/2005                                           3,500,000         3,381,875
                                                                             -------------

TOTAL CONSUMER CYCLICAL                                                         38,275,034
                                                                             -------------

CONSUMER STAPLES (7.6%)
HEALTH CARE (6.2%)
CONMED CORP.
 SENIOR SUBORDINATED NOTES
   9.000% 03/15/2008                                           4,110,000         3,719,550
HEALTHSOUTH CORP.
 SENIOR SUBORDINATED NOTES
   9.500% 04/01/2001                                           6,843,000         6,654,818
QUORUM HEALTH GROUP, INC.
 SENIOR SUBORDINATED NOTES
   8.750% 11/01/2005                                           1,325,000         1,212,375
TENET HEALTHCARE CORP.
 SENIOR NOTES
   8.625% 12/01/2003                                           2,250,000         2,193,750
TENET HEALTHCARE CORP.
 SENIOR SUBORDINATED NOTES, SERIES B
   8.125% 12/01/2008                                           3,500,000         3,132,500
                                                                             -------------
                                                                                16,912,993
                                                                             -------------
HOUSEHOLD PRODUCTS (1.4%)
THE SCOTTS CO. (144A)
 SENIOR SUBORDINATED NOTES
   8.625% 01/15/2009                                           3,950,000         3,732,750
                                                                             -------------

TOTAL CONSUMER STAPLES                                                          20,645,743
                                                                             -------------

ENERGY (12.0%)
GULF CANADA RESOURCES LTD.
 SENIOR SUBORDINATED DEBENTURES
   9.625% 07/01/2005                                           5,750,000         5,821,875


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (CONTINUED)
NEWPARK RESOURCES, INC.
 SENIOR SUBORDINATED NOTES, SERIES B
   8.625% 12/15/2007                                       $   6,630,000     $   6,165,900
PRIDE INTERNATIONAL, INC.
 SENIOR NOTES
  10.000% 06/01/2009                                           3,975,000         3,984,938
R&B FALCON CORP.
 SENIOR NOTES, SERIES B
   6.500% 04/15/2003                                           1,500,000         1,338,750
RBF FINANCE CO.
 SENIOR SECURED NOTES
  11.000% 03/15/2006                                           2,000,000         2,120,000
SANTA FE SNYDER CORP.
 SENIOR NOTES
   8.050% 06/15/2004                                           6,000,000         5,895,000
VINTAGE PETROLEUM, INC.
 SENIOR SUBORDINATED NOTES
   9.750% 06/30/2009                                           3,000,000         3,015,000
WESTERN GAS RESOURCES, INC. (144A)
 SENIOR SUBORDINATED NOTES
  10.000% 06/15/2009                                           4,250,000         4,356,250
                                                                             -------------

TOTAL ENERGY                                                                    32,697,713
                                                                             -------------

TECHNOLOGY (2.5%)
UNISYS CORP.
 SENIOR NOTES
  11.750% 10/15/2004                                           6,050,000         6,715,500
                                                                             -------------
TRANSPORTATION (2.4%)
ALLIED HOLDING, INC.
 SENIOR NOTES, SERIES B
   8.625% 10/01/2007                                           3,500,000         3,045,000
TEEKAY SHIPPING CORP.
 GTD. 1ST PFD. SHIP. MTG. NOTES
   8.320% 02/01/2008                                           3,925,000         3,414,750
                                                                             -------------
TOTAL TRANSPORTATION                                                             6,459,750
                                                                             -------------

TOTAL INDUSTRIAL                                                               209,024,821
                                                                             -------------

FINANCIAL - REIT'S (1.5%)
COLONIAL REALTY L.P.
 MEDIUM TERM NOTES
   7.160% 01/17/2003                                           2,425,000         2,350,116
   7.050% 12/15/2003                                           2,000,000         1,908,200
                                                                             -------------


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (CONTINUED)
TOTAL FINANCIAL - REIT'S                                                     $   4,258,316
                                                                             -------------

UTILITIES (17.8%)
ELECTRIC (7.4%)
AES CORP.
 SENIOR SUBORDINATED NOTES
  10.250% 07/15/2006                                       $   4,700,000         4,747,000
AES CORP.
 SENIOR SUBORDINATED EXCHANGE NOTES
   8.375% 08/15/2007                                           1,500,000         1,365,000
CALPINE CORP.
 SENIOR NOTES
   7.625% 04/15/2006                                           3,500,000         3,310,510
   8.750% 07/15/2007                                           2,500,000         2,483,550
CMS ENERGY X-TRAS (144A)
 PASS THRU TRUST I
 SENIOR UNSECURED NOTES
   7.000% 01/15/2005                                           6,235,000         5,885,528
NIAGARA MOHAWK POWER CORP.
 SENIOR NOTES, SERIES D
   7.250% 10/01/2002                                           2,268,293         2,272,081
                                                                             -------------
                                                                                20,063,669
                                                                             -------------
TELECOMMUNICATIONS (10.4%)
CROWN CASTLE INTERNATIONAL CORP.
 SENIOR NOTES
   9.000% 05/15/2011                                           4,500,000         4,286,250
FLAG LTD.
 SENIOR NOTES
   8.250% 01/30/2008                                           5,710,000         5,053,350
LEVEL 3 COMMUNICATIONS, INC.
 SENIOR NOTES
   9.125% 05/01/2008                                           3,465,000         3,222,450
LEVEL 3 COMMUNICATIONS, INC.
 SENIOR DISCOUNT NOTES
   0.000% TO 12/01/2003 THEN 10.50% TO 12/01/2008              3,700,000         2,164,500
MCLEODUSA, INC.
 SENIOR NOTES
   9.500% 11/01/2008                                           5,000,000         4,987,500
METROMEDIA FIBER NETWORK, INC.
 SENIOR NOTES, SERIES B
  10.000% 11/15/2008                                           3,000,000         2,940,000


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (CONTINUED)
NEXTLINK COMMUNICATIONS, INC.
 SENIOR DISCOUNT NOTES
   0.000% TO 04/15/03 THEN 9.45% TO 04/15/08               $   3,450,000     $   2,052,750
NEXTLINK COMMUNICATIONS, INC.
 SENIOR NOTES
  10.750% 11/15/2008                                           3,500,000         3,543,750
                                                                                28,250,550

TOTAL UTILITIES                                                                 48,314,219

TOTAL CORPORATE BONDS
   (COST $274,101,710)                                                         261,597,356

REPURCHASE AGREEMENT (3.3%)
J.P. MORGAN SECURITIES, INC.
5.282% DATED 10/29/1999,
DUE 11/01/1999 IN THE
AMOUNT OF $8,937,929.
COLLATERALIZED BY
U.S. TREASURY BONDS
6.125% TO 10.375%
DUE 11/15/2009 TO 8/15/2029
U.S. TREASURY NOTES
5.875% TO 6.250%
DUE 5/31/2000 TO 6/30/2000
(COST $8,936,637)                                              8,936,637         8,936,637
                                                                             -------------

TOTAL INVESTMENTS (99.6%)
(COST $283,038,347 )                                                           270,533,993

OTHER ASSETS LESS LIABILITIES (0.4%)                                             1,016,587
                                                                             -------------

NET ASSETS (100.0%)                                                          $ 271,550,580
                                                                             =============


                 See Accompanying Notes to Financial Statements

-----------------------------------------------------------------------------------------------
                                       CMC HIGH YIELD FUND
                                  A Portfolio of CMC Fund Trust
                               STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------
October 31, 1999

ASSETS:
  Investments at identified cost .............................................   $  274,101,710
  Investments at identified cost - federal income tax purposes................   $  274,126,235
------------------------------------------------------------------------------   --------------

  Investments at value .......................................................   $  261,597,356
  Temporary cash investment, at value ........................................        8,936,637
  Receivable for:
    Interest..................................................................        6,540,076
    Investments sold..........................................................           15,000
                                                                                 --------------
  Total assets................................................................      277,089,069
                                                                                 --------------

LIABILITIES:
  Payable for:
    Investments purchased.....................................................        5,175,930
    Dividends and distributions...............................................          245,259
    Investment management fee.................................................           87,288
    Accrued expenses .........................................................           30,012
                                                                                 --------------
  Total liabilities...........................................................        5,538,489
                                                                                 --------------

NET ASSETS ...................................................................   $  271,550,580
                                                                                 ==============

NET ASSETS consist of:
    Unrealized depreciation on investments....................................   $  (12,504,354)
    Accumulated net realized loss from investment transactions................       (8,220,593)
    Capital paid in ..........................................................      292,275,527
                                                                                 --------------

NET ASSETS ...................................................................   $  271,550,580
                                                                                 ==============

Shares of capital stock outstanding ..........................................       31,812,170
                                                                                 ==============

Net asset value, offering and
   redemption price per share ................................................   $         8.54
                                                                                 ==============


                 See Accompanying Notes to Financial Statements

-----------------------------------------------------------------------------------------------
                                       CMC HIGH YIELD FUND
                                  A Portfolio of CMC Fund Trust
                                     STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------
Year Ended October 31, 1999

INVESTMENT INCOME:

     Interest income .........................................................   $   24,949,219
                                                                                 --------------

     Expenses:
         Investment management fees...........................................        1,140,751
         Legal, insurance and audit fees......................................           27,301
         Transfer agent fees..................................................           18,000
         Custodian fees.......................................................           12,978
         Trustees' fees.......................................................            9,065
         Other expenses ......................................................           12,359
                                                                                 --------------
             Total expenses...................................................        1,220,454
                                                                                 --------------

     Net investment income ...................................................       23,728,765
                                                                                 --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
     Net realized loss from investment transactions...........................       (8,196,069)

     Change in net unrealized appreciation or depreciation on investments.....       (5,232,093
                                                                                 --------------

     Net realized and unrealized loss on investments..........................      (13,428,162
                                                                                 --------------

NET INCREASE RESULTING FROM OPERATIONS........................................   $   10,300,603
                                                                                 ==============


                 See Accompanying Notes to Financial Statements

----------------------------------------------------------------------------------------------------------
                                            CMC HIGH YIELD FUND
                                       A Portfolio of CMC Fund Trust
                                    STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999

                                                                                    1999              1998
                                                                          --------------    --------------
Operations:
   Net investment income ..............................................   $   23,728,765    $   17,447,259
   Net realized gain (loss) from investment transactions ..............       (8,196,069)        1,542,274
   Change in net unrealized appreciation or depreciation
      on investments...................................................       (5,232,093)       (9,721,765)
                                                                          --------------    --------------

   Net increase resulting from operations..............................       10,300,603         9,267,768

Distributions to shareholders:
   From net investment income..........................................      (23,728,765)      (17,447,259)
   From net realized gain from investment transactions.................          (66,855)       (1,530,874)

Net capital share transactions.........................................       21,134,041       154,425,524
                                                                          --------------    --------------

Net increase in net assets.............................................        7,639,024       144,715,159

NET ASSETS:
   Beginning of year ..................................................      263,911,556       119,196,397
                                                                          --------------    --------------

   End of year ........................................................   $  271,550,580    $  263,911,556
                                                                          ==============    ==============


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant accounting policies:

CMC High Yield Fund (the Fund) is a portfolio of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust has established three other portfolios, CMC Small Cap Fund, CMC International Stock Fund and CMC Short Term Bond Fund, which are not included in this financial statement. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Fund for the preparation of its financial statements in conformity with generally accepted accounting principles.

Investment valuation. Portfolio securities are valued based on market value as quoted by dealers who are market makers in these securities or by independent pricing services. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Trustees.

Repurchase agreements. The Fund may engage in repurchase agreement transactions. The Fund, through their custodians, receives delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Interest and dividend income. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Amortization of discounts or accretion of premiums is recorded over the life of the instrument.

Dividends and distributions to shareholders. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of losses from wash sales.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes. The Fund has made no provision for federal income taxes on net investment income or realized gains from sales of investment securities, since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve them from substantially all federal income taxes.

As of October 31, 1999, the Fund had $8,196,069 in capital loss carryovers available to offset future capital gains. These capital loss carryovers expire in the year 2007. To the extent that the capital loss carryovers are used to offset any capital gains, it is unlikely that the gains so offset will be distributed to shareholders.

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant accounting policies, continued:

Other. Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Realized gains and losses from investments are reported on the basis of identified costs.

The Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claim of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. As of October 31, 1999, 100% of the Fund's portfolio was invested in securities rated Baa (3%), Ba (54%), B (42%), or Caa (1%), by Moody's Investor Services, Inc.

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   Investment transactions:

Aggregate purchases, sales and maturities, net realized loss and net unrealized depreciation on investments, excluding short-term investments, as of and for the year ended October 31, 1999 were as follows:

Purchases:
   Investment securities other than U.S. Government obligations...........   $   155,883,968
   U.S. Government obligations............................................        18,698,750
                                                                             ---------------
        Total purchases...................................................   $   174,582,718
                                                                             ===============
Sales and Maturities:
   Investment securities other than U.S. Government obligations...........   $   140,163,575
   U.S. Government obligations............................................        18,521,406
                                                                             ---------------
        Total sales and maturities........................................   $   158,684,981
                                                                             ===============
Net Realized Loss:
   Investment securities other than U.S. Government obligations...........   $    (8,018,725)
   U.S. Government obligations............................................          (177,344)
                                                                             ---------------
        Total net realized loss ..........................................   $    (8,196,069)
                                                                             ===============
Unrealized Appreciation (Depreciation) for
  federal income tax purposes:
  Appreciation............................................................   $       780,815
  Depreciation............................................................       (13,309,694)
                                                                             ---------------
    Net unrealized depreciation...........................................   $   (12,528,879)
                                                                             ===============


3.   Capital Stock:

                                                                       Year Ended October 31,
                                                                  --------------------------------
                                                                            1999              1998
                                                                  --------------    --------------
  Shares:
     Shares sold................................................       5,902,583         5,056,688
     Shares issued for reinvestment of dividends................         857,664           449,779
     Shares issued for share split*.............................      21,102,520                 -
                                                                  --------------    --------------
                                                                      27,862,767         5,506,467
     Less shares redeemed.......................................      (3,424,068)       (1,367,967)
                                                                  --------------    --------------
     Net increase in shares.....................................      24,438,699         4,138,500
                                                                  ==============    ==============
  Amounts:
     Sales......................................................  $  104,966,000    $  188,362,556
     Reinvestment of dividends..................................      20,865,739        16,572,230
                                                                  --------------    --------------
                                                                     125,831,739       204,934,786
     Less redemptions...........................................    (104,697,698)      (50,509,262)
                                                                  --------------    --------------
     Net increase...............................................  $   21,134,041    $  154,425,524
                                                                  ==============    ==============

  Capital stock authorized (shares)                                  100,000,000

* 4 for 1 stock split effective September 1, 1999.

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   Transactions with affiliates and related parties:

Investment management fees incurred.............................  $  1,140,751

Investment management fee computation basis
  (percentage of daily net assets per annum)....................    0.40 of 1%

Transfer agent fee..............................................  $     18,000

Fees earned by trustees not affiliated with the Fund's
  investment adviser or transfer agent..........................  $      9,065

The investment adviser of the Fund is Columbia Management Co. (CMC). CMC is an indirect subsidiary of Fleet Boston Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

The transfer agent for the Fund is Columbia Trust Company (CTC), an affiliate of CMC and indirect subsidiary of Fleet. CTC is compensated based on a per account fee or a minimum of $1,500 per month.

The contracts for investment advisory and transfer agent services must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees.

J. Jerry Inskeep, Jr., an officer and trustee of the Trust, is affiliated with Fleet but receives no compensation or other payments from the Trust.

PRICEWATERHOUSECOOPERS

                                                        PricewaterhouseCoopers
                                                        1300 SW Fifth Avenue
                                                        Portland OR 97201-5638
                                                        Telephone (503) 478 6000
                                                        Facsimile (503) 478 6099


                        Report of Independent Accountants


To the Trustees and Shareholders of CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC High Yield Fund (the Fund), one of the portfolios of CMC Fund Trust, at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


December 3, 1999

                                                                      Part A-III

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                     [Logo]
                                    Columbia


                            CMC SHORT TERM BOND FUND





     The CMC Short Term Bond Fund (the "Fund") is a portfolio of CMC Fund Trust seeking to provide investors a high level of current income, consistent with stability of principal by investing primarily in high quality, short term fixed income securities.











     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                December 20, 1999

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary........................................................... 2
     Goal..................................................................... 2
     Strategy................................................................. 2
     Risk Factors............................................................. 4
         Expenses............................................................. 5
Financial Highlights.......................................................... 6
Management.................................................................... 7
Information About Your Investment............................................. 8
     Your Account............................................................. 8
          Buying Shares....................................................... 8
          Selling Shares...................................................... 9
     Distribution and Taxes...................................................10
     Income and Capital Gains Distributions...................................10
     Tax Effect of Distributions and Transactions.............................10
More About the Fund...........................................................11
     Investment Strategy......................................................11
     Other Risks..............................................................13
          Mortgage Related Securities and CMOs................................13
          Asset Backed Securities.............................................13
          Year 2000...........................................................13
For More Information..........................................................15


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GOAL
----

What is the Fund's Goal?

          The Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?

          The Fund intends to invest primarily in high quality, short term fixed income securities. The Fund's average portfolio duration will not exceed three years. Under normal conditions, the Fund will invest in:

          o Obligations of the U.S. Government, its agencies or instrumentalities

          o Corporate debt securities rated either AAA, AA, A or BBB by Standard and Poor's, Inc. ("S&P") or Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's")

          o Unrated securities judged to be of comparable quality to the securities listed above

          To achieve its investment objective of a high level of current income consistent with a high degree of stability of principal, at least 50% of the Fund's assets will be invested in:

          o Obligations of the U.S. Government, its agencies or instrumentalities

          o Corporate debt securities rated in the two highest ratings categories by S&P (AAA or AA) or Moody's (Aaa or Aa)

             |----------------------------------------------------|
             | A DESCRIPTION OF CORPORATE DEBT SECURITIES RATINGS | | IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL |
             | INFORMATION.                                       |
             |----------------------------------------------------|

          In selecting securities for the Fund, Columbia Management Co., the investment adviser for the Fund ("CMC" or "Adviser"), conducts an ongoing evaluation of the economic and market environment to determine the emphasis to be placed by the Adviser on the different types of securities in which the Fund may invest (for example, corporate bonds, Treasuries or mortgage pass through securities). The Adviser will also evaluate the desired levels of average quality, maturity and duration of the Fund's portfolio based upon the current economic and market environment. After selecting the types of securities and the desired level of quality, maturity and duration of the portfolio, the Fund conducts intensive, fundamental analysis to identify attractive securities within its target securities. This investment strategy is intended to give CMC a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long-term.

RISK FACTORS
------------

What are the principal risks of investing in the Fund?

          The fixed income securities held in the Fund's investment portfolio are subject to interest rate risk and credit risk, both of which could impact the total return you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

          INTEREST RATE RISK refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

             |----------------------------------------------------|
             | When interest rates go up, the value of the Fund's | | portfolio will likely decline because fixed income | | securities in the portfolio are paying a lower | | interest rate than what investors could obtain in | | the current market. When interest rates go down, | | the value of the Fund's portfolio will likely |
             | rise, because fixed income securities in the       |
             | portfolio are paying a higher interest rate than   |
             | newly issued fixed income securities.              |
             |----------------------------------------------------|

     The amount of change in the value of the Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.


          CREDIT RISK refers to the ability of the issuer of the bond to meet interest and principal payments when due. Although the Fund intends to invest primarily in high-quality, short term fixed income securities, the Fund may invest in lower-rated securities, primarily securities rated BBB by S&P or Baa by Moody's. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields, but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so.

             |----------------------------------------------------|
             | By concentrating on short term, high quality fixed | | income securities, the Fund offers less current | | yield than securities of lower quality (rated | | below BBB/Baa) or longer maturity. Lower quality | | securities, however, are generally less liquid. |
             | Furthermore, lower quality securities and          |
             | securities with longer maturities tend to have     |
             | greater credit risk and interest rate risk;        |
             | consequently longer term, lower quality securities |
             | generally exhibit more price volatility.           |
             |----------------------------------------------------|

          See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

          The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of Fund assets and are therefore reflected in the share price.

                |----------------------------------------------|
                | The fund has no sales charge (load) or 12b-1 |
                | distribution fees.                           |
                |----------------------------------------------|


     --------------------------------------------------------------------
     Fee Table

     Shareholder transaction fees (fees paid directly           None
     from your investment)

     Annual Fund Operating Expenses (expenses that are paid out of Fund assets)

          Management Fees                                       0.25%
          Distribution and/or Service (12b-1) Fees              None
          Other Expenses                                        0.27% (1)

               Total Fund Operating Expenses                    0.52%
               Expenses Reimbursement                           0.07% (2)
               Net Expenses                                     0.45%

     (1) Other expenses include an administrative fee paid by each shareholder of the Fund for specialized reports provided by the Adviser analyzing the Fund's portfolio and performance, market conditions and economic indicators. For these services, each shareholder pays the Adviser an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges from 0.05% to 0.20%. The maximum fee of 0.20% has been included in the Fee Table.

     (2) For the fiscal period ended October 31, 1999, the Adviser assumed ordinary recurring expenses of the Fund so that the actual Total Fund Operating Expenses paid by the Fund, not including the administrative fee paid by each shareholder, was 0.25%. For the fiscal year ending October 31, 2000, the Adviser has contractually agreed to reimburse the Fund for all ordinary recurring expenses of the Fund to the extent necessary to maintain the Fund's Total Fund Operating Expenses, not including the administrative fee paid by each shareholder, at 0.25%.

     --------------------------------------------------------------------


          Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year     3 Years     5 Years     10 Years
                     ------     -------     -------     --------
                     $   46     $   160     $   284     $    646



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."


                                                           Fiscal Year Ended
                                                              October 31,
                                                          --------------------
                                                              1999        1998 (1)
                                                          --------    --------
Net asset value, beginning of period .................    $  12.09    $  12.00
                                                          --------    --------
Income from investment operations:
Net investment income ................................        0.72        0.54
Net realized and unrealized gains (losses)
  on investments......................................       (0.37)       0.09
                                                          --------    --------
     Total from investment operations.................        0.35        0.63
                                                          --------    --------

Less distributions:
Dividends from net investment income..................       (0.72)      (0.54)
Distributions from net capital gains..................       (0.00)*         -
                                                          --------    --------
     Total distributions                                     (0.72)      (0.54)
                                                          --------    --------
Net asset value, end of period........................    $  11.72    $  12.09
                                                          ========    ========

Total return..........................................        2.96%       5.38% (2)

Ratios/supplemental data
Net assets, end of period (in thousands)..............    $144,821    $ 42,692
Ratio of expenses to average net assets (3)...........        0.25%       0.25%
Ratio of net income to average net
  assets .............................................        6.22%       5.97%
Portfolio turnover rate...............................      128.17%     132.09%
Ratio of gross expenses to average net assets(3)......        0.32%       0.38%

*    Amount represents less than $0.01 per share.

(1) From inception of operations. Ratios and portfolio turnover rates are annualized.
(2)  Not annualized.
(3) The investment adviser has voluntarily agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets.
     Expenses do not include an administrative fee, ranging from between 0.05% and 0.20%, paid to the investment adviser by each shareholder.



--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

     The Fund's investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("Adviser" or "CMC"). CMC has acted as an investment adviser since 1969.


     The Fund has contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. For the fiscal year ended October 31, 1999, the Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.25%.

     CMC uses an investment team approach to analyze investment themes and strategies for the Fund. Members of the investment team are responsible for the analysis of particular industries and asset types and for recommendations on individual securities within those industries and asset types. Mr. Leonard A. Aplet, a Vice President of CMC and a Chartered Financial Analyst, has since inception of the Fund (February 1998) had responsibility for implementing on a daily basis the investment strategies developed for the Fund. Mr. Aplet joined the Adviser in 1987 as a portfolio analyst and member of the investment team. Mr. Aplet received a Masters of Business Administration from the University of California at Berkeley prior to joining the investment team.


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

     Buying Shares
     -------------


          Shares in the Fund are available for purchase by clients of CMC enabling them to invest in a diversified portfolio of high quality fixed income securities in a pooled environment, rather than purchasing securities on an individual basis. Each investor enters into an Administrative Services Agreement (an "Agreement") with CMC under which CMC agrees to provide certain shareholder services, including attendance at client meetings, preparation of a variety of client or shareholder reports, and performance of other administrative tasks. Each investor pays a fee under the Agreement that is expressed as a percentage of assets it has invested in the Fund. This is in addition to any fees that CMC or any CMC affiliate may receive from the Fund for services rendered to the Fund.

          If you want to directly invest in the Fund, contact your CMC representative at 1-800-547-1037. In addition, CMC, in its role as discretionary investment adviser, may allocate a portion of a client's investment portfolio into the Fund. If such investment is for the benefit of an employee benefit plan, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including the Fund's expenses and consistency with the client's written investment guidelines, must approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in the Fund, at CMC's discretion, subject to limitations imposed by the independent fiduciary.


             |----------------------------------------------------|
             | If CMC is considered to be a fiduciary of your | | assets, including the account with the Fund, under | | the Employee Retirement Income Security Act of | | 1974, certain conditions must be satisfied before | | assets may be invested in the Fund by CMC on your |
             | behalf. See the Statement of Additional            |
             | Information for more detail.                       |
             |----------------------------------------------------|

          The price for Fund shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

          The Fund uses market value to value its securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. The Fund constantly monitors the price received from market makers and its pricing service and, at times, will manually price its securities using procedures established by and under the general supervision of the Fund's Board of Trustees. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.

          Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

     Selling Shares
     --------------

          You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

          The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

DISTRIBUTION AND TAXES
----------------------

     Income and Capital Gains Distributions
     --------------------------------------


          Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.


     Tax Effect of Distributions and Transactions
     --------------------------------------------

          The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

        |------------------------------------------------------------|
        | Taxability of Distributions                                |
        |                                                            |
        | Type of                    Tax Rate for  Tax Rate for 28%  |
        | Distribution               15% Bracket   Bracket or Higher |
        | ------------               ------------  ----------------- |
        |                                                            |
        | Income Dividends           Ordinary      Ordinary Income   |
        |                            Income Rate   Rate              |
        |                                                            |
        | Short Term Capital Gains   Ordinary      Ordinary Income   |
        |                            Income Rate   Rate              |
        |                                                            |
        | Long Term Capital Gains    10%           20%               |
        |------------------------------------------------------------|

          The Fund expects that, as a result of its investment objective to achieve a high level of current income, its distributions will consist primarily of income dividends. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

          The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

             |---------------------------------------------------|
             | Your investment in the Fund could have additional |
             | tax consequences. Please consult your tax         |
             | professional for assistance.                      |
             |---------------------------------------------------|


--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

     In addition to corporate debt securities and U.S. Government and agency obligations as described above, the Fund may, from time to time, invest in mortgage and other asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, and savings and loan obligations.

     Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

     The Fund will usually invest some portion of its assets in Collateralized Mortgage Obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that carry an investment grade rating. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The Fund will invest in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

     The Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, including home equity and automobile loans and credit card and other types of receivables, as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's investment objective policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

     Due to the inverse relationship between the price of a security and the interest rate of that security (that is, when interest rates rise, the price of fixed income securities generally fall and, conversely, when interests rates fall, the price of fixed income securities generally rise) the value of the Fund's portfolio will fluctuate with changes in interest rates. The Fund will attempt to reduce the risk of principal fluctuations by adjusting the average portfolio duration. In periods of rising interest rates and falling fixed income prices, the Fund may maintain a shorter duration to reduce the impact of a decline in the value of fixed income securities in the Fund's portfolio. Conversely, during times of falling rates and rising prices, a longer average portfolio duration of up to three years may be sought.

     In selecting investments, the Adviser uses a top down analysis, supplemented by a bottom up analysis. Top down analysis begins with an overall evaluation of the investment environment, and allows the Adviser to determine specific industries, market sectors within those industries, specific types of fixed income instruments (for example corporate bonds, treasuries or mortgage pass through securities) and desired levels of portfolio quality, maturity and duration to emphasize. Factors the Adviser considers in its top down analysis include:

     o    economic growth
     o    inflation
     o    interest rates
     o    federal reserve policy
     o    corporate profits
     o    demographics
     o    money flows

     Once individual sectors, types of instruments and markets have been identified, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of a company's:

     o    financial condition
     o    quality of management
     o    earnings growth and profit margins
     o    sales trends
     o    potential for new product development
     o    dividend payment history and potential
     o    financial ratios
     o    investment in research and development

     By utilizing the investment strategy, the Adviser strives to anticipate and act upon market changes, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.

OTHER RISKS
-----------


     In addition to the risks stated in the "RISK/RETURN SUMMARY", there are other risks of investing in the Fund which are described below:


Mortgage Related Securities and CMOs
------------------------------------

     Mortgage related securities and CMOs are subject to risks relating to cash flow uncertainty; that is, the risk that actual prepayment on the underlying mortgages will not correspond to the prepayment rate assumed by the Fund. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgage and expose the Fund to a lower rate of return on reinvestment. To the extent that mortgage backed securities are held by the Fund, the prepayment right of mortgages may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Additionally, the Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

Asset Backed Securities
-----------------------

     In addition to prepayment risk as described above, asset back securities do not usually contain the benefit of a complete security interest in the related collateral.

Year 2000
---------


     Many of the services provided to the Fund by the Adviser and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. In the past many computer software systems could not distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This condition could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser has informed the Fund that it has completed all necessary changes to its computer systems to prepare for the year 2000 and expects that its systems, and those of the Fund's outside service providers, will be ready for the year 2000. CMC does not expect the costs related to the year 2000 problem to be substantial to the Fund since those costs are borne by CMC and the Fund's other outside service providers and not directly by the Fund.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

     You can find additional information on the Fund's structure and its performance in the following documents:

     o Annual/Semiannual Reports. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

     o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.


     A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.


     A copy of the SAI and the current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                            CMC Fund Trust
                            1300 S.W. Sixth Avenue
                            Portland, Oregon  97201
                            Telephone: 1-800-547-1037


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number:  811-5857

                                                                      Part B-III
                                                     Reg. Nos. 33-30394/811-5857

------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Short Term Bond Fund (the "Fund").


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 20, 1999 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.



                                TABLE OF CONTENTS

Description of the Fund....................................................... 2
Management....................................................................16
Investment Advisory and Other Fees Paid to Affiliates.........................18
Portfolio Transactions........................................................19
Capital Stock and Other Securities............................................21
Purchase, Redemption and Pricing of Shares....................................22
Custodians....................................................................24
Independent Accountants.......................................................25
Taxes.........................................................................25
Yield and Performance.........................................................28
Financial Statements..........................................................30



                                December 20, 1999

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

     The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are four portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Small Cap Fund, and CMC International Stock Fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for the Fund is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.

INVESTMENT OBJECTIVE, POLICIES AND RISKS
----------------------------------------

     The Fund's primary investment objective is to provide shareholders with a high level of current income consistent with a high degree of stability of principal. The Fund's objective may not be changed without a vote of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.

     To achieve its investment objective, the Fund expects to invest at least 50% of its assets in:

     (i) U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government;

     (ii) corporate debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's ("S&P") (AAA or AA) or Moody's Investor's Services, Inc. ("Moody's") (Aaa or Aa);

     (iii) or, if not rated, judged to be of comparable quality.


     Subject to the above restrictions, the Fund may invest in investment grade debt securities, meaning securities which, at the time of purchase, are rated Baa or higher by Moody's, BBB or higher by S&P, or, if unrated, believed to be equivalent to securities with those ratings. Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the price of such bonds may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Finally, up to 10% of the Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P), commonly referred to as "junk bonds," when the Adviser believes these securities present attractive investment opportunities despite their speculative characteristics. Bond ratings are described below under "INVESTMENTS HELD BY THE FUND."


     The Fund's average portfolio duration may not exceed 3 years. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if the Fund held all securities to maturity.

     Depending upon the prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Fund will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with the Adviser's judgement as to the best obtainable price.

INVESTMENTS HELD BY THE FUND
----------------------------


     Securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. The Fund may invest in high quality foreign government and foreign corporate fixed income securities. Additional information with respect to certain of the securities in which the Fund may invest is set forth below.


Securities Rating Agencies
--------------------------

     The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

     Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

     Aaa - Best quality; smallest degree of investment risk.

     Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

     A - Many favorable investment attributes; considered upper medium-grade obligations.

     Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

     B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

     S&P -- The following is a description of S&P's bond ratings:

     AAA - Highest rating; extremely strong capacity to pay principal and interest.

     AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

     A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

     Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

     BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

     B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Certificates of Deposit
-----------------------

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Bankers' Acceptances
--------------------

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit
-----------------

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper
----------------

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

     Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities
---------------------

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

     The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

     The Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities
--------------------------------

     The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

     The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions
-----------------

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     Management of the Fund understands that it is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Foreign Securities
------------------

     The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

Repurchase Agreements
---------------------

     The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

     No illiquid securities will be acquired by the Fund if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Fund's adviser determines the liquidity of Rule 144A securities and, through reports from the adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------

     The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

     The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted.

Additionally, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.


Foreign Fixed Income Securities
-------------------------------

     The Fund may invest in high quality foreign government and foreign corporate fixed income securities. Foreign fixed income securities involve greater risks than investing in U.S. securities which arise due to the greater political and economic uncertainty associated with foreign issues, increased market and trading risk, lack of publicly available information about foreign issuers, and risk that the change in the value of foreign currencies against the U.S. dollar could result in losses to the Fund.


INVESTMENT RESTRICTIONS
-----------------------

     The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

     1. Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80% of the value of its total assets in certificates of deposit (C/D's) and banker's acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

     3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND" for a complete discussion of illiquid securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

     9. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

     10. Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets of the Fund valued at cost.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14. Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin or purchase or sell puts or calls, or confirmations thereof.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


     The Fund is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia National Municipal Bond Fund, Inc. since January 1999; Columbia Small Cap Fund, Inc. since August 1996; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 68, Chairman, President, and Trustee of the Trust; Chairman, President, and Director of each of the Columbia Funds; Consultant with Fleet Boston Corporation (since December 1997); formerly Chairman and a Director of Columbia Management Co. (the "Adviser"), the investment adviser of the Fund, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 67, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

THOMAS R. MACKENZIE, Age 72, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Founder and Director of Group Mackenzie (architecture, planning, interior design, civil and structural engineering). Mr. Mackenzie's address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

ROBERT J. MOORMAN, * Age 48, Secretary of the Columbia Funds and the Trust (since January 1998); attorney with Stoel Rives LLP. Mr. Moorman's business address is 900 S.W. Fifth Avenue, Suite 2600, Portland, Oregon 97204-1268.

RICHARD L. WOOLWORTH, Age 58, Trustee of the Trust; Director of each of the Columbia Funds; Chairman of Regence Blue Cross Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 200 S.W. Market Street, Suite 1500, Portland, Oregon 97201.


     *Mr. Inskeep and Mr. Moorman are each an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no trustee fees or salaries from the Trust or the Fund.


     The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 1999.


                                                     Total Compensation from the
Trustee                  Compensation From Trust      Trust and Columbia Funds
-------                  -----------------------     ---------------------------
Richard L.  Woolworth           $ 9,000                       $ 32,000
Thomas R. Mackenzie             $ 9,000                       $ 31,000
James C. George                 $ 9,000                       $ 31,000


     At November 30, 1999, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Fund:



                                                     Shares Beneficially Owned
Name and Address                                        at November 30, 1999
----------------                                     -------------------------

Honzel Ltd. Partnership                                675,854         (5.49%)
12929 S.W. Forest Meadows
Lake Oswego, OR  97034

Legacy Fixed Income Investment Fund                  6,613,012        (53.74%)
Corporate Financial Admin. Services
1919 N.W. Lovejoy
Portland, OR  97209

Oregon Health Sciences Foundation                    3,171,276        (25.77%)
1121 S.W. Salmon Street, Suite 200
Portland, OR  97205

     As defined by SEC rules and regulations, the Legacy Income Investment Fund and the Oregon Health Sciences Foundation are "control persons" of the Fund, since they each own over 25% of the voting securities of the Fund. The fact that they each own over 25% of the Fund's voting securities means each may be able to impact the outcome of any matter in which shareholders are asked to vote. In fact, the Legacy Fixed Income Investment Fund holds enough of the Fund's voting securities to actually control the outcome of any matter presented to the shareholders for a vote.



--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

     The investment adviser to the Fund is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.


     The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Boston Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


     The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


     For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.25 of 1 percent of its daily net assets. Advisory fees paid by the Fund to the Adviser were $259,716 and $67,403 for fiscal year 1999 and the period from inception, February 2, 1998, through October 31, 1998, respectively. The Adviser has agreed to reimburse the Fund to the extent Total Fund Operating Expenses, not including the administrative fee described below, exceed 0.25%. If the Adviser had not agreed to reimburse the Fund for such expenses, Total Fund Operating Expenses for the Fund, not including the Administrative Fee described below, would have been 0.32%.

     In addition to the investment advisory fee payable by the Fund to the Adviser, each shareholder enters into an Administrative Services Agreement (the "Agreement") with the Adviser. Pursuant to this Agreement, the Adviser agrees to provide certain administrative services to each shareholder and charges each shareholder a fee for those services based on the level of shareholder assets invested in the Fund. The fees range from 0.05% to 0.20%.


     The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 to the Trust Company for services performed for the fiscal year ended October 31, 1999 under the transfer agent agreement relating to the Fund.



--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

     Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.


     The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the Investment Company Act of 1940.


     Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund, other portfolios of the Trust and other accounts will be made on an equitable basis.


     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the

Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------


     Shareholders of the Fund are investment advisory clients of the Adviser. Investments in the Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser for a portion of shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).


     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or
(4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in
(2) or (3) exist. The New York Stock Exchange observes the following holidays:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

     The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

     The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     The Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the average between representative bid and asked quotations obtained from a third party pricing service or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

     Certain fixed income securities for which daily market quotations are not readily available, or for which the Adviser believes accurate quotations have not been received from the pricing service, may be valued by the Adviser, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


     U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). The Chase Manhattan Bank ("Chase" or a "Custodian"), 3 Chase Metrotech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


     The Fund is authorized to invest up to 10% of its total assets in fixed income securities of foreign issuers, denominated in U.S. dollars. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after

November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has four portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

     The Fund may invest up to 10 percent of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes
------------------

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

             Yield = 2 [(a-b + 1)6 -1]
                         ---
                         cd

     Where:  a  =  dividends and interest earned during the period.

             b  =  expenses accrued for the period.

             c  =  the average daily number of shares outstanding
                   during the period that were entitled to receive dividends.

             d  =  the maximum offering price per share on the last
                   day of the period.


     The Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the Fund for the 30 day period ended October 31, 1999 was 6.46%.


     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             P(1+T)n = ERV

     Where:  P    =  a hypothetical initial payment of $1000

             T    =  average annual total return

             n    =  number of years

             ERV  =  ending redeemable value of a hypothetical
                     $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)


     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 1999, the total return for the Fund for the 1 year period and since inception (February 2, 1998) was 2.96% and 4.91%, respectively.

     The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's The Dow Jones Business and Financial Weekly, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.


     The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

     The Fund may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

     The yield of the Fund is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The financial statements for the Fund for the fiscal year ended October 31, 1999, together with the Independent Accountant's Report of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information.

                            CMC SHORT TERM BOND FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMC Short Term Bond Fund. For the fiscal year ended October 31, 1999, the Fund returned 2.96%. This performance compares favorably to the Merrill Lynch 1-5 Gov't/Corp. Index return of 2.21% and the Lipper Short/Intermediate Investment Grade Fund Index return of 1.67% for the same period.

The Fund's average duration was maintained at just over two years throughout the period. Given this relatively short duration, the Fund is expected to have less risk of price fluctuation during periods of interest rate volatility than fixed income funds with a longer duration.

During the Fund's fiscal year, the market experienced a trend of rising interest rates and declining prices on short-term bonds. Higher interest rates enhanced the portfolio's income return, but much of the gains were offset by a corresponding fall in bond prices. Nonetheless, the Fund offered favorable performance due to its overweighted positions in mortgage-backed, corporate and asset-backed securities. Yields on these investments were higher than traditionally safe Treasuries.

As always, all eyes were on the Federal Reserve as the U.S. continued what will become its longest period of economic expansion in history. In the calendar year 1998, fears of an economic slowdown prompted the Fed to lower interest rates. Rates were reduced by a total of 0.75% in three moves, with the final move coming in November, to keep the economy growing at a healthy pace. The Fed's policy was effective, but unexpectedly strong economic performance in early 1999 created new fears of inflation. Market forces drove up interest rates as investors waited for the Fed to intervene. However, the Fed took no action until the end of June, when rates were raised by 0.25%. Although inflation, in general, remained low, rising energy and commodity prices continued to generate some concern. Sustained economic strength and strong consumer spending prompted Fed intervention again in August as inflationary pressures continued to pose a threat. Interest rates were raised another 0.25%, reversing much of the Fed's 1998 reduction, and the Fed vowed to remain vigilant for the remainder of the year, reserving the right to act again if inflationary pressures accelerated.

The Fund seeks to provide investors with a high level of current income consistent with stability of principal by investing in high quality, short-term fixed-income securities. The Fund is managed to minimize credit risk and market value fluctuations while striving to maintain liquidity for shareholders.

Thank you for your continued confidence in CMC Short Term Bond Fund.

The Columbia Investment Team

December 3, 1999

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($10,000-$10,900) of CMC Short Term Bond Fund, Merrill 1-5 Gov't/Corp. Index and Lipper Short Int. Grade Fund Index for the period 2/2/98 to 10/31/99 to $10,849, $10,852, and $10,704, respectively:

                                            Average Annual Total Return
                                            ---------------------------
                                            1 Year      Since Inception
                                            ------      ---------------
CMC Short Term Bond Fund                     2.96%           4.91%
Merrill 1-5 Gov't Corp. Index                2.21%           4.93%
Lipper Short Inv. Grade Fund Index           1.67%           4.08%

Past performance does not guarantee future results. The Fund's inception date was February 2, 1998. The Merrill Index and the Lipper Index are based on the periods beginning February 1, 1998. Total return performance is illustrated for the periods ended October 31, 1999. The Merrill Lynch 1-5 Year Gov't Corp. Index represents average market-weighted performance of U.S. Treasury and agency securities and investment-grade corporate bonds with maturities between one and five years. The Lipper Index represents average performance of the 30 largest short term investment grade debt funds tracked by Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                            CMC SHORT TERM BOND FUND
                            ------------------------

                                                                      February 2,
                                                         Year Ended           to
                                                         October 31,  October 31,
                                                               1999         1998 (1)
                                                         ----------   ----------
Net asset value, beginning of period..................   $    12.09   $    12.00
                                                         ----------   ----------
Income from investment operations:
     Net investment income............................         0.72         0.54
     Net realized and unrealized gains (losses)
       on investments.................................        (0.37)        0.09
                                                         ----------   ----------
               Total from investment operations.......         0.35         0.63
                                                         ----------   ----------

Less distributions:
      Dividends from net investment income............        (0.72)       (0.54)
      Distributions from net capital gains............        (0.00)*          -
                                                         ----------   ----------
               Total distributions....................        (0.72)       (0.54)
                                                         ----------   ----------

Net asset value, end of period........................   $    11.72   $    12.09
                                                         ==========   ==========

Total return..........................................         2.96%        5.38% (2)

Ratios/Supplemental data
Net assets, end of period (in thousands)..............   $  144,821   $   42,692
Ratio of  net expenses to average net assets (3)......         0.25%        0.25%
Ratio of net income to average net assets.............         6.22%        5.97%
Portfolio turnover rate...............................       128.17%      132.09%
Ratio of total expenses to average net assets (3).....         0.32%        0.38%

*    Amount represents less than $0.01 per share.

(1) From inception of operations. Ratios and portfolio turnover rates are annualized.
(2)  Not annualized.
(3) The investment adviser has voluntarily agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets.
     Expenses do not include an administrative fee, which is charged to the shareholder account, ranging between 0.05% and 0.20%, paid to the investment adviser.


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------
OCTOBER 31, 1999


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
U.S. GOVERNMENT SECURITIES (22.7%)
U.S. TREASURY NOTE (1.9%)
   7.125% 02/29/2000                                       $   2,700,000     $   2,716,453
                                                                             -------------

U.S. AGENCY BOND (0.6%)
FEDERAL HOME LOAN BANK
   6.000% 08/15/2002                                             875,000           868,438
                                                                             -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) (11.0%)
   6.500% 10/15/2029                                             370,000           353,350
   7.000% 11/15/2027 - 08/15/2029                              4,480,261         4,392,056
   7.500% 04/15/2029 - 10/15/2029                             11,101,559        11,125,844
                                                                             -------------
                                                                                15,871,250
                                                                             -------------

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (0.2%)
   8.750% 02/01/2001 - 04/01/2002                                239,899           242,298
                                                                             -------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (6.3%)
FHLMC (1.5%)
FHLMC GNMA MULTICLASS MTG. PARTN. CTFS.
 GTD. SERIES G40 CL. N
   6.500% 05/17/2021                                             575,985           557,986
FHLMC MULTICLASS MTG. PARTN. CTFS.
 GTD. SERIES 1570 CL. D
   0.000% 03/15/2000                                              83,761            82,662
FHLMC MULTICLASS MTG. PARTN. CTFS.
 GTD. SERIES 1767 CL. H
   7.500% 09/15/2022                                             900,000           917,694
FHLMC MULTICLASS MTG. PARTN. CTFS.
 GTD. SERIES 1543 CL. XN
    7.000% 07/15/2023                                            265,000           257,357
FHLMC MULTICLASS MTG. PARTN. CTFS.
 GTD. SERIES 2057 CL. PD
    6.750% 11/15/2026                                            350,000           337,231
                                                                             -------------
                                                                                 2,152,930
                                                                             -------------

FNMA (1.5%)
FNMA GTD. REMIC PASS THRU CTF.
 REMIC TR. 1994-10 CL. KC
   6.500% 10/25/2010                                             400,000           385,988
FNMA GTD. REMIC PASS THRU CTF.
 REMIC TR. 1993-87 CL. H
    6.500% 10/25/2021                                          1,300,000         1,278,459


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
U.S. GOVERNMENT SECURITIES (CONTINUED)
FNMA GTD. REMIC PASS THRU CTF.
 REMIC TR. 1997-63 CL. PH
    7.000% 07/18/2026                                      $     480,000     $     470,697
                                                                             -------------
                                                                                 2,135,144
                                                                             -------------
GNMA (3.2%)
GNMA GTD. REMIC PASS THRU SECS.
 REMIC TR. 1999-13 CL. PC
   6.000% 03/20/2028                                           2,610,000         2,394,571
GNMA GTD. REMIC PASS THRU SECS.
 REMIC TR. 1999-28 CL. PG
   6.500% 05/20/2028                                           2,430,000         2,313,579
                                                                             -------------
                                                                                 4,708,150
                                                                             -------------

OTHER AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS (0.1%)
WESTAM MORTGAGE FINANCIAL CORP.
 SERIES 10 CL. C
    0.000% 02/26/2002                                            152,786           149,872
                                                                             -------------

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                                 9,146,096
                                                                             -------------

OTHER GOVERNMENT AGENCY (2.7%)
A.I.D., MOROCCO FLOATING RATE
   6.125% 05/01/2023                                             400,000           389,000
SMALL BUSINESS ADMINISTRATION
   5.875% 10/25/2021 - 06/25/2022                              1,722,904         1,731,711
   6.000% 07/25/2021 - 11/25/2021                                387,138           389,316
   6.375% 01/25/2017                                           1,450,033         1,459,095
                                                                             -------------
                                                                                 3,969,122
                                                                             -------------

TOTAL U.S. GOVERNMENT SECURITIES
(COST $32,949,458)                                                              32,813,657
                                                                             -------------

OTHER SECURITIZED LOANS (30.6%)
ASSET BACKED SECURITIES (23.5%)
ABFS MORTGAGE LOAN TRUST
 SERIES 1997-2 CL. A-5
    7.125% 01/15/2029                                            300,000           295,566
AFC HOME EQUITY LOAN TRUST
 SERIES 1993-1 CL. A
    5.900% 05/20/2008                                            450,192           444,121


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
OTHER SECURITIZED LOANS (CONTINUED)
ASSET BACKED SECURITIES CORP.
 HOME EQUITY LOAN TRUST
  SERIES 1999-LB1 CL. A4A
   5.777% 06/21/2029                                       $   1,194,887     $   1,194,529
CITYSCAPE HOME EQUITY LOAN TRUST
 SERIES 1996-3 CL. A-8
    7.650% 09/25/2025                                          1,470,000         1,478,412
CITYSCAPE HOME EQUITY LOAN TRUST
 SERIES 1997-B CL. A-7
    7.410% 05/25/2028                                            320,000           316,747
CITYSCAPE HOME LOAN OWNER TRUST
 SERIES 1997-3 CL. A-5
    7.890% 07/25/2018                                            850,000           851,200
CITYSCAPE HOME LOAN OWNER TRUST
 SERIES 1997-4 CL. A-4
   7.440% 10/25/2018                                           2,000,000         1,965,776
CONTIMORTGAGE HOME EQUITY LOAN TRUST
 SERIES 1997-3 CL. A-8
    7.580% 08/15/2028                                          2,000,000         2,021,031
CONTIMORTGAGE HOME EQUITY LOAN TRUST
 SERIES 1999-3 CL. A-6
   7.680% 12/25/2029                                           1,600,000         1,586,582
CROWN HOME EQUITY LOAN TRUST
 SERIES 1996-1 CL. A-5
    7.300% 04/25/2027                                            450,000           456,755
FIRST UNION STUDENT LOAN TRUST
 SERIES 1997-1 CL. A-1
   5.647% 07/25/2004                                           1,430,076         1,419,882
FIRSTPLUS HOME LOAN OWNER TRUST
 SERIES 1996-4 CL. A-5
    6.530% 07/10/2011                                          1,000,000           999,405
FIRSTPLUS HOME LOAN OWNER TRUST
 SERIES 1997-3 CL. A-6
    7.080% 07/10/2017                                          2,305,000         2,311,281
FIRSTPLUS HOME LOAN OWNER TRUST
 SERIES 1997-3 CL. A-7
    7.220% 11/10/2020                                          1,000,000         1,003,105
GE CAPITAL MORTGAGE SERVICES, INC.
 SERIES 1995-HE1 CL. A-6
    7.500% 09/25/2010                                            128,732           129,593
GREEN TREE FINANCIAL CORP.
 SERIES 1995-5 CL. A-4
    6.600% 09/15/2026                                            354,526           354,931


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
OTHER SECURITIZED LOANS (CONTINUED)
GREEN TREE FINANCIAL CORP.
 SERIES 1996-4 CL. A-7
    7.900% 06/15/2027                                      $   1,215,000     $   1,243,033
IMC HOME EQUITY LOAN TRUST
 SERIES 1995-3 CL. A-5
   7.500% 04/25/2026                                             300,000           300,672
IMC HOME EQUITY LOAN TRUST
 SERIES 1997-3 CL. A-6
    7.520% 08/20/2028                                            830,000           840,533
METRIS MASTER TRUST
 SERIES 1999-1 CL. A
   5.758% 10/22/2007                                           1,500,000         1,502,700
NEW CENTURY HOME EQUITY LOAN TRUST
 SERIES 1997-NC5 CL. A-4
    6.780% 08/25/2025                                          1,450,000         1,443,381
OAKWOOD MORTGAGE INVESTORS, INC.
 SERIES 1996-C CL. A-3
   6.750% 04/15/2027                                             241,063           240,871
SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
 SERIES 1998-AQ1 CL. A-4
   6.740% 06/25/2028                                           1,810,000         1,795,728
SLM STUDENT LOAN TRUST
 SERIES 1998-1 CL. A-1
   5.775% 01/25/2007                                           3,592,201         3,571,313
SLM STUDENT LOAN TRUST
 SERIES 1998-2 CL. A-1
   5.745% 04/25/2007                                             918,383           913,832
SOUTHERN PACIFIC SECURED ASSETS CORP.
 SERIES 1996-2 CL. A-5
   7.690% 04/25/2025                                             250,000           252,319
UACSC AUTO TRUST
 SERIES 1998-A CL. A-3
   6.050% 06/10/2002                                           1,300,000         1,299,812
UCFC FUNDING CORP.
 SERIES 1997-1 CL. A-3
   7.055% 09/15/2013                                           1,010,000         1,012,813
UCFC HOME EQUITY LOAN TRUST
 SERIES 1994-B1 CL. A-5
   7.900% 08/10/2015                                           2,134,000         2,150,677
UCFC HOME EQUITY LOAN TRUST
 SERIES 1998-D CL. AF-7
   6.315% 04/15/2030                                             750,000           690,041
                                                                             -------------
                                                                                34,086,641
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
OTHER SECURITIZED LOANS (CONTINUED)
COLLATERALIZED MORTGAGE OBLIGATIONS (4.3%)
CMC SECURITIES CORP. IV
 SERIES 1997-2 CL. 1A-12
   7.250% 11/25/2027                                       $     450,000     $     437,708
FIRST NATIONWIDE TRUST
 SERIES 1999-1 CL. 2A6
   6.500% 03/25/2029                                             988,538           955,450
PNC MORTGAGE SECURITIES CORP.
 SERIES 1997-4 CL. 2PP-2
   7.500% 07/25/2027                                             440,000           439,167
RESIDENTIAL ASSET SECURITIZATION TRUST
 SERIES 1998-A3 CL. A
   6.500% 04/25/2013                                           2,802,364         2,745,070
STRUCTURED ASSET SECURITES CORP.
 SERIES 1999-ALS2 CL. A2
   6.750% 07/25/2029                                           1,658,135         1,608,235
                                                                             -------------
                                                                                 6,185,630
                                                                             -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (2.8%)
FDIC REMIC TRUST
 SERIES 1994-C1 CL. 2-A2
   7.850% 09/25/2025                                              28,677            28,755
LB COMMERCIAL CONDUIT MORTGAGE TRUST
 SERIES 1995-C2 CL. A
   6.971% 08/25/2004                                             443,137           447,544
MORGAN STANLEY CAPITAL I, INC.
 SERIES 1997-C1 CL. A-1C
   7.630% 02/15/2020                                           1,092,500         1,114,634
NATIONSLINK FUNDING CORP.
 SERIES 1999-SL CL. A2
   6.096% 12/10/2001                                             400,000           396,538
NOMURA ASSET SECURITIES CORP.
 SERIES 1994-MD1 CL. A-1B
   7.462% 03/15/2018                                           1,495,795         1,507,467
NOMURA ASSET SECURITIES CORP.
 SERIES 1996-MD5 CL. A-1B
   7.120% 04/13/2036                                             530,000           526,523
                                                                             -------------
                                                                                 4,021,461
                                                                             -------------

TOTAL OTHER SECURITIZED LOANS
(COST $44,553,229)                                                              44,293,732
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (34.6%)
INDUSTRIAL (17.5%)
CATERPILLAR FINANCIAL SERVICES CORP.
   6.875% 08/01/2004                                       $   2,000,000     $   1,993,740
CHRYSLER FINANCIAL CORP.
 MEDIUM TERM NOTES, SERIES S
   5.250% 10/19/2000                                             900,000           891,414
COCA-COLA ENTERPRISES, INC.
   6.375% 08/01/2001                                             800,000           798,008
CONOCO, INC.
   5.900% 04/15/2004                                           2,000,000         1,929,700
COX COMMUNICATIONS, INC.
   7.000% 08/15/2001                                           1,350,000         1,352,416
DEERE (JOHN) CAPITAL CORP.
   5.350% 10/23/2001                                             450,000           438,912
DIAGEO CAPITAL PLC
   6.625% 06/24/2004                                           1,500,000         1,486,875
DISNEY (WALT) CO.
 MEDIUM TERM NOTES
   5.600% 01/13/2000                                           1,500,000         1,499,565
FEDERATED DEPARTMENT STORES, INC.
   6.125% 09/01/2001                                             425,000           419,930
FORD MOTOR CREDIT CO.
   6.500% 02/28/2002                                             300,000           298,728
   5.750% 02/23/2004                                           2,100,000         2,002,875
GENERAL ELECTRIC CAPITAL CORP.
 MEDIUM TERM NOTES
    5.650% 03/31/2003                                            750,000           727,395
GENERAL MOTORS ACCEPTANCE CORP.
 MEDIUM TERM NOTES
   5.330% 10/20/2000                                             500,000           494,980
GENERAL MOTORS ACCEPTANCE CORP.
   6.850% 06/17/2004                                           1,400,000         1,393,854
KROGER CO., SERIES B
   6.340% 06/01/2001                                           1,400,000         1,390,508
MCDONALD'S CORP.
   6.000% 06/23/2002                                             750,000           739,515
PEPSI BOTTLING HOLDINGS, INC. (144A)
   5.375% 02/17/2004                                           1,000,000           946,720
PHILIP MORRIS COS., INC.
   8.750% 06/01/2001                                           1,300,000         1,327,872
PROCTER & GAMBLE CO.
   5.250% 09/15/2003                                           1,000,000           955,560


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (CONTINUED)
RAYTHEON CO.
   5.700% 11/01/2003                                       $     450,000     $     423,450
SERVICE CORP. INTERNATIONAL
   6.300% 03/15/2003                                             300,000           259,518
TRW, INC. (144A)
   6.625% 06/01/2004                                           1,025,000           994,250
TYCO INTERNATIONAL GROUP S.A.
   6.125%  06/15/2001                                            750,000           739,928
   6.250% 06/15/2003                                             500,000           480,560
USA WASTE SERVICES, INC.
   6.125% 07/15/2001                                           1,400,000         1,315,202
                                                                             -------------
                                                                                25,301,475
                                                                             -------------
FINANCIAL (11.5%)
AMERICAN EXPRESS CREDIT CORP.
   6.125% 06/15/2000                                           2,000,000         1,999,700
ASSOCIATES CORP. N.A.
   6.375% 06/15/2000                                           1,000,000         1,001,890
BANK OF AMERICA CORP.
   6.625% 06/15/2004                                           2,800,000         2,775,360
   5.875% 02/15/2009                                             480,000           437,078
BANK ONE CORP.
   6.400% 08/01/2002                                           1,125,000         1,115,550
BEAR STEARNS COS., INC.
   6.450% 08/01/2002                                             750,000           740,618
   6.125% 02/01/2003                                             250,000           242,682
CIT GROUP, INC.
 MEDIUM TERM NOTES
   6.375% 11/15/2002                                             525,000           519,241
EOP OPERATING L.P.
   6.376% 02/15/2002                                             700,000           685,468
HOUSEHOLD FINANCE CORP.
   5.875% 11/01/2002                                             400,000           388,564
INTERNATIONAL LEASE FINANCE CORP.
   6.000% 06/15/2003                                             525,000           511,250
LEHMAN BROTHERS, INC.
   7.000% 10/01/2002                                           1,100,000         1,097,118
MORGAN STANLEY DEAN WITTER DISCOVER & CO.
 MEDIUM TERM NOTES
   5.750% 02/15/2001                                             550,000           544,698
MORGAN STANLEY DEAN WITTER DISCOVER & CO.
 MEDIUM TERM NOTES, SERIES C
    6.090% 03/09/2001                                          1,000,000           996,730


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
CORPORATE BONDS (CONTINUED)
SALOMON SMITH BARNEY HOLDINGS, INC.
   6.750% 02/15/2003                                       $     450,000     $     446,220
SIMON PROPERTY GROUP L.P.
   6.625% 06/15/2003                                             350,000           335,983
WACHOVIA CORP.
   6.700% 06/21/2004                                           2,750,000         2,745,600
                                                                             -------------
                                                                                16,583,750
                                                                             -------------
UTILITIES (5.2%)
ARIZONA PUBLIC SERVICE CO.
   5.875% 02/15/2004                                             950,000           901,312
MCI WORLDCOM, INC.
   6.250% 08/15/2003                                           1,800,000         1,765,998
MIDAMERICAN FUNDING CORP. (144A)
   5.850% 03/01/2001                                           2,000,000         1,980,000
SPRINT CAPITAL CORP.
   5.875% 05/01/2004                                           1,050,000         1,007,129
TCI COMMUNICATIONS, INC.
   7.250% 08/01/2005                                             500,000           505,260
TRANSCANADA PIPELINES LTD.
 MEDIUM TERM NOTES
   6.490% 01/21/2009                                             450,000           423,648
TXU EASTERN FUNDING CO. (144A)
   6.450% 05/15/2005                                           1,000,000           948,830
                                                                             -------------
                                                                                 7,532,177
                                                                             -------------
YANKEE (0.4%)
KOREA DEVELOPMENT BANK
   6.500% 11/15/2002                                             150,000           144,114
   7.125% 04/22/2004                                             500,000           484,351
                                                                             -------------
                                                                                   628,465
                                                                             -------------
TOTAL CORPORATE BONDS
(COST $50,926,003)                                                              50,045,867
                                                                             -------------

MUNICIPAL BOND (0.4%)
MULTNOMAH COUNTY SCHOOL DISTRICT
 #1J PORTLAND
   5.750% 06/15/2005
(COST $650,000)                                                  650,000           615,875
                                                                             -------------

TOTAL INVESTMENTS, EXCLUDING TEMPORARY
CASH INVESTMENTS
(COST $129,078,690)                                                            127,769,131
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                  CMC SHORT TERM BOND FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
REPURCHASE AGREEMENTS (10.7%)
J.P. MORGAN SECURITIES, INC.
  5.282% DATED 10/29/1999,
  DUE 11/01/1999 IN THE
  AMOUNT OF $8,453,171.
  COLLATERALIZED BY
  U.S. TREASURY BONDS
  6.125% TO 10.375%
  DUE 11/15/2009 TO 8/15/2029
  U.S. TREASURY NOTES
  5.875% TO 6.250%
  DUE 5/31/2000 TO 6/30/2000                               $   8,451,948     $   8,451,948
MERRILL LYNCH
  5.272% DATED 10/29/1999,
  DUE 11/01/1999 IN THE
  AMOUNT OF $7,101,026.
  COLLATERALIZED BY
  U.S. TREASURY STRIPS
  DUE 11/15/2009 TO 02/15/17                                   7,100,000         7,100,000
                                                                             -------------

  TOTAL REPURCHASE AGREEMENTS
  (COST $15,551,948)                                                            15,551,948
                                                                             -------------

TOTAL INVESTMENTS (99.0%)
(COST $144,630,638)                                                            143,321,079

OTHER ASSETS LESS LIABILITIES (1.0%)                                             1,499,878
                                                                             -------------

NET ASSETS (100.0%)                                                          $ 144,820,957


                 See Accompanying Notes to Financial Statements

-----------------------------------------------------------------------------------------------
                                    CMC SHORT TERM BOND FUND
                                  A Portfolio of CMC Fund Trust
                               STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------
October 31, 1999

ASSETS:
  Investments at identified cost .............................................   $  129,078,690
  Investments at identified cost - federal income tax purposes................   $  129,078,690
------------------------------------------------------------------------------   --------------

  Investments at value .......................................................   $  127,769,131
  Temporary cash investment, at value.........................................       15,551,948
  Receivable for:
    Interest..................................................................        1,465,568
    Investments sold..........................................................        1,168,954
    Expense reimbursement.....................................................           28,859
                                                                                 --------------
  Total assets................................................................      145,984,460
                                                                                 --------------

LIABILITIES:
  Payable for:
    Investments purchased.....................................................        1,104,604
    Investment management fee ................................................           30,040
    Accrued expenses..........................................................           28,859
                                                                                 --------------
  Total liabilities...........................................................        1,163,503
                                                                                 --------------

NET ASSETS....................................................................   $  144,820,957
                                                                                 ==============

NET ASSETS consist of:
    Unrealized depreciation on investments....................................   $   (1,309,559)
    Accumulative net realized loss from investment transactions...............       (1,474,258)
    Capital paid in ..........................................................      147,604,774
                                                                                 --------------

NET ASSETS ...................................................................   $  144,820,957
                                                                                 ==============

Shares of capital stock outstanding ..........................................       12,358,791
                                                                                 ==============

Net asset value, offering and
   redemption price per share ................................................   $        11.72
                                                                                 ==============


                 See Accompanying Notes to Financial Statements

-----------------------------------------------------------------------------------------------
                                    CMC SHORT TERM BOND FUND
                                  A Portfolio of CMC Fund Trust
                                     STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------
Year Ended October 31, 1999

INVESTMENT INCOME:

     Interest income .........................................................   $    6,553,733
                                                                                 --------------

     Expenses:
         Investment management fees ..........................................          259,716
         Legal, insurance and audit fees......................................           26,739
         Transfer agent fees..................................................           18,000
         Custodian fees.......................................................            9,612
         Trustees' fees.......................................................            6,078
         Other expenses ......................................................           10,675
                                                                                 --------------
             Total expenses...................................................          330,820
         Expenses reimbursed by investment adviser ...........................          (71,104)
                                                                                 --------------
             Net expenses.....................................................          259,716
                                                                                 --------------

     Net investment income ...................................................        6,294,017
                                                                                 --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Net realized loss from investment transactions...........................       (1,466,380)

     Change in net unrealized appreciation or depreciation on investments ....       (1,625,941)
                                                                                 --------------

     Net realized and unrealized loss on investments..........................       (3,092,321)
                                                                                 --------------

NET INCREASE RESULTING FROM OPERATIONS.........................................  $    3,201,696
                                                                                 ==============


                 See Accompanying Notes to Financial Statements

----------------------------------------------------------------------------------------------------------
                                          CMC SHORT TERM BOND FUND
                                       A Portfolio of CMC Fund Trust
                                    STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------

                                                                                                February 2,
                                                                              Year Ended                to
                                                                              October 31,       October 31,
                                                                                    1999              1998*
                                                                          --------------    --------------
Operations:
      Net investment income ...........................................   $    6,294,017    $    1,624,895
      Net realized gain (loss) from investment transactions............       (1,466,380)           15,207
      Change in net unrealized appreciation or depreciation
         on investments................................................       (1,625,941)          316,382
                                                                          --------------    --------------

      Net increase resulting from operations...........................        3,201,696         1,956,484

Distributions to shareholders:
      From net investment income.......................................       (6,294,017)       (1,624,895)
      From net realized gain from investment transactions..............          (23,085)                -

Net capital share transactions ........................................      105,244,125        42,360,649
                                                                          --------------    --------------

Net increase in net assets.............................................      102,128,719        42,692,238

NET ASSETS:
      Beginning of period..............................................       42,692,238                 -
                                                                          --------------    --------------

      End of period ...................................................   $  144,820,957    $   42,692,238
                                                                          ==============    ==============

*  From inception of operations.


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant accounting policies:

CMC Short Term Bond Fund (the Fund) is a portfolio of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust has established three other portfolios, CMC Small Cap Fund, CMC International Stock Fund and CMC High Yield Fund, which are not included in this financial statement. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Fund for the preparation of its financial statements in conformity with generally accepted accounting principles.

Investment valuation. Portfolio securities are valued based on market value as quoted by dealers who are market makers in these securities or by independent pricing services. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Trustees.

Repurchase agreements. The Fund may engage in repurchase agreement transactions. The Fund, through their custodians, receives delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Interest and dividend income. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Amortization of discounts or accretion of premiums is recorded over the life of the instrument.

Dividends and distributions to shareholders. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of losses from wash sales.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes. The Fund has made no provision for federal income taxes on net investment income or realized gains from sales of investment securities, since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve them from substantially all federal income taxes.

As of October 31, 1999, the Fund had $1,470,297 in capital loss carryovers available to offset future capital gains. These capital loss carryovers expire in the year 2007. To the extent that the capital loss carryovers are used to offset any capital gains, it is unlikely that the gains so offset will be distributed to shareholders.

Other. Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Realized gains and losses from investments are reported on the basis of identified costs.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   Investment transactions:

Aggregate purchases, sales and maturities, net realized loss and net unrealized depreciation on investments, excluding short-term investments, as of and for the year ended October 31, 1999 were as follows:

Purchases:
   Investment securities other than U.S. Government obligations...........   $  98,475,530
   U.S. Government obligations............................................     104,555,595
                                                                             -------------
        Total purchases...................................................   $ 203,031,125
                                                                             =============

Sales and Maturities:
   Investment securities other than U.S. Government obligations...........   $  25,566,698
   U.S. Government obligations............................................      87,530,568
                                                                             -------------
        Total sales and maturities........................................   $ 113,097,266
                                                                             =============

Net Realized Loss:
   Investment securities other than U.S. Government obligations...........   $    (129,784)
   U.S. Government obligations............................................      (1,336,596)
                                                                             -------------
        Total net realized loss...........................................   $  (1,466,380)
                                                                             =============

Unrealized Appreciation (Depreciation) for
  federal income tax purposes:
  Appreciation............................................................   $     289,557
  Depreciation............................................................      (1,599,116)
                                                                             -------------
    Net unrealized depreciation...........................................   $  (1,309,559)
                                                                             =============


3.   Capital Stock:

                                                                                          February 2,
                                                                                                  to
                                                                      Year ended          October 31,
                                                                October 31, 1999                1998*
                                                                ----------------    ----------------
  Shares:
     Shares sold............................................           9,524,355           4,541,453
     Shares issued for reinvestment of dividends............             533,140             135,212
                                                                ----------------    ----------------
                                                                      10,057,495           4,676,665
     Less shares redeemed...................................          (1,229,286)         (1,146,083)
                                                                ----------------    ----------------
     Net increase in shares.................................           8,828,209           3,530,582
                                                                ================    ================

  Amounts:
     Sales..................................................    $    113,449,649    $     54,437,600
     Reinvestment of dividends..............................           6,311,455           1,624,895
                                                                ----------------    ----------------
                                                                     119,761,104          56,062,495
     Less redemptions.......................................         (14,516,979)        (13,701,846)
                                                                ----------------    ----------------
     Net increase...........................................    $    105,244,125    $     42,360,649
                                                                ================    ================

  Capital stock authorized (shares)                                 100,000,000

*  From inception of operations.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   Transactions with affiliates and related parties:

Investment management fees incurred............................   $  259,716

Investment management fee computation basis
  (percentage of daily net assets per annum)...................    0.25 of 1%

Expenses reimbursed by investment adviser .....................   $   71,104

Transfer agent fee ............................................   $   18,000

Fees earned by trustees not affiliated with the Fund's
  investment adviser or transfer agent  .......................   $    6,078

The investment adviser of the Fund is Columbia Management Co. (CMC). CMC is an indirect subsidiary of Fleet Boston Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956. In addition to the investment management fee, each shareholder enters into a written administrative services agreement with CMC for an annual fee ranging between 0.05% and 0.20%, depending on the size of the investment in the Fund. CMC provides each shareholder specialized reports reports regarding the Fund's portfolio and performance, market conditions and economic indicators.

CMC has voluntarily agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets.

The transfer agent for the Fund is Columbia Trust Company (CTC), an affiliate of CMC and indirect subsidiary of Fleet. CTC is compensated based on a per account fee or a minimum of $1,500 per month.

The contracts for investment advisory and transfer agent services must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees.

J. Jerry Inskeep, Jr., an officer and trustee of the Trust, is affiliated with Fleet but receives no compensation or other payments from the Trust.

PRICEWATERHOUSECOOPERS

                                                        PricewaterhouseCoopers
                                                        1300 SW Fifth Avenue
                                                        Portland OR 97201-5638
                                                        Telephone (503) 478 6000
                                                        Facsimile (503) 478 6099


                        Report of Independent Accountants


To the Trustees and Shareholders of CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Short Term Bond Fund (the
Fund), one of the portfolios of CMC Fund Trust, at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period February 2, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


December 3, 1999

                                 CMC FUND TRUST

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits
          --------

          (a1)   Restated Declaration of Trust.(1)

          (a2)   Amendment to Restated Declaration of Trust.(1)

          (a3)   Amendment No. 2 to Restated Declaration of Trust.(2)

          (b)    Bylaws.(1)

          (c1)   Specimen Stock Certificate for CMC Small Cap Fund.(1)

          (c2)   Specimen Stock Certificate for CMC International Stock Fund.(1)

          (c3)   Specimen Stock Certificate for CMC High Yield Fund.(1)

          (c4)   Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

          (d1)   Investment Advisory Contract for CMC Small Cap Fund.(3)

          (d2)   Investment Advisory Contract for CMC International Stock
                 Fund.(3)

          (d3)   Investment Advisory Contract for CMC High Yield Fund.(3)

          (d4)   Investment Advisory Contract for CMC Short Term Bond Fund.(2)

          (e)    Underwriting Contracts - Not Applicable.

          (f)    Not Applicable.

          (g1) Custodian Contract between United States National Bank of Oregon and CMC Fund Trust.(1)

          (g2) Custodian Contract between CMC Fund Trust and Morgan Stanley Trust Company.(1)

          (h1)   Transfer Agent Agreement for CMC Small Cap Fund.(3)

          (h2)   Transfer Agent Agreement for CMC International Stock Fund.(3)

          (h3)   Transfer Agent Agreement for CMC High Yield Fund.(3)

          (h4)   Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

          (h5)   Form of Administrative Services Agreement.(3)

          (i)    Opinion of Counsel - Not Applicable for this filing.

          (j)    Consent of Accountants.*

          (k)    Omitted Financial Statements - Not Applicable.

          (l)    Not Applicable.

          (m)    12b-1 Plan - Not Applicable.


          (n)    Rule 18f-3 Plan - Not Applicable.

          (o)    Not Applicable.

          (p)    Code of Ethics.*

          (q) Powers of Attorney for Messrs. George and Mackenzie.(3) Powers of Attorney for Messrs. Inskeep and Woolworth.(1)


          (1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

          (2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

          (3) Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.

          *Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------


     The Registrant has an investment advisory contract with Columbia Management Co., an Oregon corporation (the "Adviser"). Columbia Daily Income Company, Columbia Growth Fund, Inc., Columbia Special Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Small Cap Fund, Inc., Columbia National Municipal Bond Fund., Inc. and Columbia High Yield Fund, Inc., each an Oregon corporation, have investment advisory contracts with Columbia Funds Management Company, an Oregon corporation ("CFMC"). Fleet Boston Corporation ("Fleet") is a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. CFMC, the Adviser, Columbia Trust Company and Columbia Financial Center Incorporated are indirect wholly owned subsidiaries of Fleet. See "Management" and "Investment Advisory and Other Fees paid to Affiliates" in the Statement of Additional Information.


Item 25.  Indemnification
          ---------------

     Under the Declaration of Trust and Bylaws of the Registrant, any trustee or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by the trustee or officer in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his or her being a trustee or officer of the Registrant, to the fullest extent not prohibited by law and the Investment Company Act of 1940 (the "1940 Act") and related regulations and interpretations of the Securities and Exchange Commission ("SEC").

     Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 (the "1933 Act") may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or trustee in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or trustee in the successful defense of any such action, suit or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     The Registrant's trustees and officers are named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     Information regarding the businesses of Columbia Management Co. and its officers and directors is set forth under "Management" in the Prospectus, and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 27.  Principal Underwriters
          ----------------------

     Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

     The records required to be maintained under Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by CMC Fund Trust, Columbia Management Co., and Columbia Trust Company at 1300 S.W. Sixth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208 and The Chase Manhattan Bank, 3 Chase Metrotech Center, Brooklyn, New York 11245.


Item 29.  Management Services
          -------------------

     Not applicable.

Item 30.  Undertakings
          ------------

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon on the 20th day of December, 1999.


                                       CMC FUND TRUST


                                       By: J. JERRY INSKEEP, JR.
                                           -------------------------------------
                                           J. Jerry Inskeep, Jr.
                                           President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 20th day of December, 1999 by the following persons in the capacities indicated.



(i)  Principal executive officer:

*    J. JERRY INSKEEP, JR.                  President, Chairman, and Trustee
---------------------------------------
     J. Jerry Inskeep, Jr.


(ii) Principal accounting and financial officer:

*    J. JERRY INSKEEP, JR.                  President, Chairman, and Trustee
---------------------------------------
     J. Jerry Inskeep, Jr.


(iii) Trustees:

*    RICHARD L. WOOLWORTH                   Trustee
---------------------------------------
     Richard L. Woolworth

*    JAMES C. GEORGE                        Trustee
---------------------------------------
     James C. George


*    THOMAS R. MACKENZIE                    Trustee
---------------------------------------
     Thomas R. Mackenzie


*By: J. JERRY INSKEEP, JR.
     ----------------------------------
     J. Jerry Inskeep, Jr.
     Attorney-In-Fact

                                 CMC FUND TRUST

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

    (a1)      Restated Declaration of Trust.(1)

    (a2)      Amendment to Restated Declaration of Trust.(1)

    (a3)      Amendment No. 2 to Restated Declaration of Trust.(2)

    (b)       Bylaws.(1)

    (c1)      Specimen Stock Certificate for CMC Small Cap Fund.(1)

    (c2)      Specimen Stock Certificate for CMC International Stock Fund.(1)

    (c3)      Specimen Stock Certificate for CMC High Yield Fund.(1)

    (c4)      Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

    (d1)      Investment Advisory Contract for CMC Small Cap Fund.(3)

    (d2)      Investment Advisory Contract for CMC International Stock Fund.(3)

    (d3)      Investment Advisory Contract for CMC High Yield Fund.(3)

    (d4)      Investment Advisory Contract for CMC Short Term Bond Fund.(2)

    (e)       Underwriting Contracts - Not Applicable.

    (f)       Not Applicable.

    (g1) Custodian Contract between United States National Bank of Oregon and CMC Fund Trust.(1)

    (g2) Custodian Contract between CMC Fund Trust and Morgan Stanley Trust Company.(1)

    (h1)      Transfer Agent Agreement for CMC Small Cap Fund.(3)

    (h2)      Transfer Agent Agreement for CMC International Stock Fund.(3)

    (h3)      Transfer Agent Agreement for CMC High Yield Fund.(3)

    (h4)      Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

    (h5)      Form of Administrative Services Agreement.(3)

    (i)       Opinion of Counsel - Not Applicable for this filing.

    (j)       Consent of Accountants.*

    (k)       Omitted Financial Statements - Not Applicable.

    (l)       Not Applicable.

    (m)       12b-1 Plan - Not Applicable.


    (n)       Rule 18f-3 Plan - Not Applicable.

    (o)       Not Applicable.

    (p)       Code of Ethics.*

    (q) Powers of Attorney for Messrs. George and Mackenzie.(3) Powers of Attorney for Messrs. Inskeep and Woolworth.(1)


    (1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

    (2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

    (3) Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.

    *Filed herewith.